Exhibit 10.24.5
FOURTH AMENDMENT TO AMENDED AND RESTATED MASTER
LEASE AND CONSOLIDATION AND RESTATEMENT OF
BECKETT LAKE FACILITY MASTER LEASE

THIS FOURTH AMENDMENT TO AMENDED AND RESTATED MASTER LEASE AND CONSOLIDATION AND RESTATEMENT OF BECKETT LAKE FACILITY MASTER LEASE (this "Amendment") is made and entered into as of May 24, 2006 (the "Effective Date"), by and among HEALTH CARE PROPERTY INVESTORS, INC., a Maryland corporation ("HCP"), WESTMINSTER HCP, LLC, a Delaware limited liability company ("Westminster HCP"), TEXAS HCP HOLDING, L.P., a Delaware limited partnership ("Texas HCP"), HCP AL OF FLORIDA, LLC, a Delaware limited liability company ("HCP AL") (HCP, Westminster HCP, Texas HCP, and HCP AL shall be referred to herein, collectively, as their interests may appear, as "Lessor"), on the one hand, and LH ASSISTED LIVING, LLC, a Delaware limited liability company ("LHAL LLC"), SUMMERVILLE AT COBBCO, INC., a California corporation ("Cobbco Inc."), SUMMERVILLE AT HILLSBOROUGH, L.L.C., a New Jersey limited liability company ("Hillsborough LLC"), SUMMERVILLE AT OCOEE, INC., a Delaware corporation ("Ocoee Inc."), SUMMERVILLE AT PORT ORANGE, INC., a Delaware corporation ("Port Orange Inc."), SUMMERVILLE AT PRINCE WILLIAM, INC., a Delaware corporation ("Prince William Inc."), SUMMERVILLE AT STAFFORD, L.L.C., a New Jersey limited liability company ("Stafford LLC"), SUMMERVILLE AT VOORHEES, L.L.C., a New Jersey limited liability company ("Voorhees LLC"), SUMMERVILLE AT WESTMINSTER, INC., a Maryland corporation ("Westminster Inc."), SUMMERVILLE AT PINELLAS PARK, LLC, a Delaware limited liability company ("Pinellas LLC"), SUMMERVILLE AT OCALA WEST, LLC, a Delaware limited liability company ("Ocala West LLC"), SUMMERVILLE AT CY-FAIR ASSOCIATES, L.P., a Delaware limited partnership ("Cy-Fair LP"), SUMMERVILLE AT FRIENDSWOOD ASSOCIATES, L.P., a Delaware limited partnership ("Friendswood LP"), SUMMERVILLE AT NEW PORT RICHEY, LLC, a Delaware limited liability company ("New Port Richey LLC"), SUMMERVILLE AT LAKELAND, LLC, a Delaware limited liability company ("Lakeland LLC"), SUMMERVILLE AT ST. AUGUSTINE LLC, a Delaware limited liability company ("St. Augustine LLC"), SUMMERVILLE AT OCALA EAST, LLC, a Delaware limited liability company ("Ocala East LLC"), SUMMERVILLE AT VENICE, LLC, a Delaware limited liability company ("Venice LLC"), SUMMERVILLE AT LAKELAND HILLS ASSOCIATES, L.P., a Delaware limited partnership ("Lakeland Hills LP"), SUMMERVILLE AT IRVING ASSOCIATES, L.P., a Delaware limited partnership ("Irving LP"), SUMMERVILLE AT CHESTNUT HILL, LLC, a Delaware limited liability company ("Chestnut Hill LLC"), and SUMMERVILLE 9, LLC, a Delaware limited liability company ("Summerville 9") (LHAL LLC, Cobbco Inc., Hillsborough LLC, Ocoee Inc., Port Orange Inc., Prince William Inc., Stafford LLC, Voorhees LLC, Westminster Inc., Pinellas LLC, Ocala West LLC, Cy-Fair LP, Friendswood LP, New Port Richey LLC, Lakeland LLC, St. Augustine LLC, Ocala East LLC, Venice LLC, Lakeland Hills LP, Irving LP, Chestnut Hill LLC, and Summerville 9 shall be collectively, and jointly and severally, referred to herein as "Lessee"), on the other hand, with respect to the following:

RECITALS

A.            Lessor, as "Lessor," and LHAL LLC, Cobbco Inc., Hillsborough LLC,Ocoee Inc., Port Orange Inc., Prince William Inc., Stafford LLC, Voorhees LLC, Westminster Inc., Pinellas LLC, Ocala West LLC, Cy-Fair LP, Friendswood LP, New Port Richey LLC, Lakeland LLC, St. Augustine LLC, Ocala East LLC, Venice LLC, Lakeland Hills LP, Irving LP, and Chestnut Hill LLC (collectively, and jointly and severally, "Current Lessee"), as "Lessee", are parties to that certain Amended and Restated Master Lease dated as of April 20, 2005 (the "Original Master Lease"), as amended by that certain First Amendment to Amended and Restated Master Lease dated as of September 1, 2005 (the "First Amendment"), as further amended by that certain Second Amendment to Amended and Restated Master Lease dated as of December 22, 2005 (the "Second Amendment"), and as further amended by that certain Third Amendment to Amended and Restated Master Lease dated as of January 31, 2006 (the "Third Amendment", and together with the Original Master Lease, the First Amendment, and the Second Amendment, the "Master Lease"), covering the Leased Property of twenty-two (22) mixed skilled nursing and assisted living care Facilities located in California, Connecticut, Florida, Maryland, New Jersey, Ohio, Texas and Virginia. All capitalized terms used in this Amendment and not otherwise defined or modified herein shall have the meanings assigned to such terms in the Master Lease.

B.            Pursuant to the teems of that certain Guaranty of Obligations dated as of April 20, 2005 (as the same has been or may hereafter be amended or reaffirmed from time to time in writing, the "Guaranty"), made by Summerville Senior Living, Inc., a Delaware corporation ("Guarantor") in favor of Lessor, Guarantor guaranteed the obligations of Current Lessee under the Master Lease, all as more particularly described therein.

C.            HCP, as "Lessor," and Summerville 9, as "Lessee", are parties to that certain Master Lease dated as of July 1, 2005, together with that certain Capital Addition Project Work Letter of even date therewith and attached thereto as Exhibit F (collectively, the "Beckett Lake Facility Master Lease"), covering the Leased Property (the "Leased Property", as defined in the Beckett Lake Facility Master Lease) of an assisted living care facility located in Clearwater, Florida, and more commonly known as the Beckett Lake Lodge Facility.

D.            Pursuant to the twins of that certain Guaranty of Obligations dated as of July 1, 2005 (as the same may have been amended or reaffirmed from time to time in writing, the "Beckett Lake Facility Guaranty"), made by Summerville Investors, LLC, a Delaware limited liability company ("Beckett Lake Facility Guarantor") in favor of HCP, Beckett Lake Facility Guarantor guaranteed the obligations of Summerville 9 under the Beckett Lake Facility Master Lease, all as more particularly described therein.

E.             Effective immediately upon the Effective Date, (i) Lessor and Lessee desire to amend and restate the Beckett Lake Facility Master Lease to consolidate the same into the Master Lease and, accordingly, Lessor desires to add the Beckett Lake Facility to the Leased Property under the Master Lease and lease the same to Lessee, and Lessee desires to lease the same from Lessor; and (ii) HCP and Summerville 9 desire to release the Beckett Lake Facility Guarantor from all obligations under the Beckett Lake Facility Guaranty which accrue after the Effective Date, each subject to the terms and conditions set forth herein.

F.             Lessor and Lessee desire to enter into this Amendment to effectuate the matters set forth in the above Recitals, all as more particularly described herein.

AMENDMENT

NOW THEREFORE, in consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Lessor and Lessee hereby agree as follows:

1.             Leasing. Lessor hereby leases to Lessee and Lessee hereby leases from Lessor, the Leased Property of the Beckett Lake Facility upon all of the terms and conditions set forth in the Master Lease, as amended by this Amendment. All references herein and in the Master Lease to a "Facility" or "Facilities" shall mean each Facility (as defined in the Master Lease) together with the Beckett Lake Facility.

2.             Joint and Several Liability of Lessee. From and after the Effective Date, Summerville 9 shall (i) be jointly and severally liable for all of the obligations of the "Lessee" under the Master Lease, as hereby amended, and (ii) assume jointly and severally with Current Lessee, all obligations of "Lessee" arising under the Master Lease, as hereby amended, on, prior to or after the Effective Date.

3.             [Intentionally Omitted]

4.             Modifications to Terms of the Master Lease. Effective as of the Effective Date, the Master Lease shall be amended and supplemented in the following particulars:

(a)           New Definitions. Except as otherwise expressly provided or unless the context otherwise requires, for all purposes of the Master Lease, as hereby amended, the terms defined in this Section 4(a) shall have the meanings assigned to them as provided below and shall be added to Article II of the Original Master Lease (as amended by the First Amendment, the Second Amendment and the Third Amendment) to read, in their entireties, as follows:

"Beckett Lake Facility: That certain Facility located in Clearwater, Florida."

"Beckett Lake Facility Buyer's Transaction Costs: The "Buyer's Transaction Costs" as defined in the Beckett Lake Facility Contract of Acquisition."

"Beckett Lake Facility Capital Addition Project: The 'Capital Addition Project' as defined in the Beckett Lake Facility Work Letter."

"Beckett Lake Facility Capital Addition Project Completion Date: The `Completion Date' as defined in the Beckett Lake Facility Work Letter."

"Beckett Lake Facility Capital Addition Project Costs: The 'Capital Addition Project Costs' as defined in the Beckett Lake Facility Work Letter."

"Beckett Lake Facility Capital Addition Rent Reset Date: The earliest of (i) the Beckett Lake Facility Capital Addition Project Completion Date and (ii) the Beckett Lake Facility Outside Completion Date, irrespective of whether the Beckett Lake Facility Capital Addition Project has been commenced or completed."

"Beckett Lake Facility Contract of Acquisition: That certain contract of acquisition dated July 1, 2005, by and between HCP, as 'Buyer', and Summerville 9, as `Seller', with respect to the Beckett Lake Facility."

"Beckett Lake Facility Escalator: An amount equal to the greater of (i) Seventy-Five Percent (75%) of the applicable CPI Increase or (ii) Two and Three-Quarters Percent (2.75%)."

"Beckett Lake Facility Excess Land Carry Allowance: The 'Excess Land Carry Allowance' as defined in the Beckett Lake Facility Work Letter."

"Beckett Lake Facility Excess Land Cost: The 'Excess Land Cost' as defined in the Beckett Lake Facility Work Letter."

"Beckett Lake Facility Excess Land Cost Rent Reset Date: The earliest of (i) the Beckett Lake Facility Capital Addition Project Completion Date and (ii) July 1, 2007, irrespective of whether the Beckett Lake Facility Capital Addition Project has been commenced or completed."

"Beckett Lake Facility Guaranty: As defined in the Recitals to this Amendment to the Master Lease."

"Beckett Lake Facility Master Lease: As defined in the Recitals to this Amendment to the Master Lease."

"Beckett Lake Facility Outside Completion Date: The 'Outside Completion Date' as defined in the Beckett Lake Facility Work Letter."

"Beckett Lake Facility Purchase Price: The sum of (i) the Allocated Initial Investment with respect to the Beckett Lake Facility, as increased each Lease Year from and after the applicable Original Lease Commencement Date for such Facility by the Fixed Adjustment Factor (cumulative and compounded) for such Facility (and, as also increased by the Fixed Adjustment Factor on the date of closing if Lessee's purchase of the Leased Property of such Facility occurs on any day other than the first (1s1) day of a Lease Year with respect to such Facility), plus (ii) the Beckett Lake Facility Excess Land Cost and Beckett Lake Facility Excess Land Carry Allowance, each as increased each Lease Year commencing upon the expiration of the first (15t) Lease Year immediately following the Beckett Lake Facility Excess Land Cost Rent Reset Date, and upon the expiration of each Lease Year thereafter, by the Fixed Adjustment Factor (cumulative and compounded) for such Facility (and, as also increased by the Fixed Adjustment Factor on the date of closing if Lessee's purchase of the Leased Property of such Facility occurs on any day other than the first (1st) day of a Lease Year with respect to such Facility), plus (iii) all Beckett Lake Facility Capital Addition Project Costs (other than the Beckett Lake Facility Excess Land Cost and Beckett Lake Facility Excess Land Carry Allowance) paid, funded or accrued by Lessor under the Beckett Lake Facility Work Letter, as increased each Lease Year commencing upon the expiration of the first (15t) Lease Year immediately following the Beckett Lake Facility Capital Addition Rent Reset Date, and upon the expiration of each Lease Year thereafter, by the Fixed Adjustment Factor (cumulative and compounded) for such Facility (and, as also increased by the Fixed Adjustment Factor on the date of closing if Lessee's purchase of the Leased Property of such Facility occurs on any day other than the first (1St) day of a Lease Year with respect to such Facility). For purposes of this definition of "Beckett Lake Facility Purchase Price," "Fixed Adjustment Factor" shall mean Three Percent (3%); provided, however, that if the closing of Lessee's purchase of the Leased Property of the Beckett Lake Facility occurs on a date other than the first (1st) day of a Lease Year with respect to such Facility, then such "Fixed Adjustment Factor" as of the date of such closing shall mean Three Percent (3%) times a fraction, the numerator of which equals the number of days elapsed in the Lease Year in which such closing occurs, and the denominator of which is three hundred sixty (360)."

"Beckett Lake Facility Put Event Price: The Beckett Lake Facility Purchase Price."

"Beckett Lake Facility Rent Reset Lease Rate: On and as of the Beckett Lake Facility Capital Addition Rent Reset Date, the greater of (i) 8.75% and (ii) the ten-year U.S. Treasury Note rate published in the Wall Street Journal five (5) Business Days prior to the Beckett Lake Facility Capital Addition Rent Reset Date and quoting the rate as of the immediately prior Business Day, plus 4.25%."

"Beckett Lake Facility Work Letter: The Capital Addition Project Work Letter (Beckett Lake Facility) of even date herewith by and between Lessor and Lessee, and attached hereto as Appendix A and incorporated herein by this reference."

(b)           Supplemented Definitions. The following definitions appearing in Article II of the Original Master Lease (as amended by the First Amendment, the Second Amendment and the Third Amendment) shall be supplemented as follows:

Annual Minimum Capital Project Amount: With respect to the Beckett Lake Facility, during each Lease Year with respect to such Facility, Forty-Six Thousand Four Hundred Dollars ($46,400.00). Notwithstanding the foregoing, Lessor and Lessee acknowledge that the initial Annual Minimum Capital Project Amount for the Beckett Lake Facility represents an amount equal to (A) the number of licensed units and/or beds located at such Facility times (B) Four Hundred Dollars ($400.00). In the event that the number of licensed units for the Beckett Lake Facility is increased or decreased in accordance with the terms of the Master Lease, as hereby amended, including any increase attributable to the Beckett Lake Facility Capital Addition Project, the Annual Minimum Capital Project Amount for such Facility shall be increased, or decreased, as applicable, by an amount equal to (1) the number of such licensed units increased or decreased at such Facility times (2) Four Hundred Dollars ($400.00).

Annual Minimum Capital Project Amount Overage: With respect to the Beckett Lake Facility for any Lease Year, an amount equal to (a) the sum of (i) the Capital Project Costs incurred and paid by Lessee in funding Capital Projects for such Facility in the immediately preceding two (2) Lease Years and for which Lessor has received paid invoices, receipts or other commercially reasonable evidence or supporting information as is customary to evidence such expenditures, verifying the cost and payment of funding such Capital Projects, and an Officer's Certificate certifying that the applicable item(s) of Capital Projects have been completed, less (ii) the amounts disbursed by Lessor to Lessee from any Replacement Reserve on account of such Capital Projects to such Facility in accordance with the terms of Section 9.3.1 of the Master Lease, as hereby amended, in excess of (b) the Annual Minimum Capital Project Amount for such Facility for such prior two (2) Lease Year period.

Fair Market Rental: With respect to the Beckett Lake Facility, the definition of Fair Market Rental applicable to the Group 2 Facilities, the Group 3 Facilities, the Group 4 Facilities, the Group 5 Facilities and the Chestnut Hill Facility, but in each instance relating to the Beckett Lake Facility.

Lease Year: With respect to the Beckett Lake Facility, the first Lease Year for such Facility shall be the period commencing on the applicable Restatement Date with respect to such Facility and ending on the day immediately prior to the next occurring Lease Year Reference Date, and each subsequent Lease Year for the Beckett Lake Facility shall be each period of twelve (12) full calendar months after the last day of the prior Lease Year; provided, however, that the last Lease Year for the Beckett Lake Facility during the Term may be a period of less than twelve (12) full calendar months and shall end on the last day of the Term for such Facility.

Minimum Repurchase Price: With respect to the Beckett Lake Facility, the Minimum Repurchase Price shall be equal to the Beckett Lake Facility Purchase Price.

Original Lease Commencement Date: With respect to the Beckett Lake Facility, the "Original Lease Commencement Date" as set forth on Exhibit C to the Master Lease, as hereby amended.

Restatement Date: With respect to the Beckett Lake Facility, the Effective Date of this Amendment, which shall also be the commencement date of the Master Lease, as hereby amended, with respect to the Beckett Lake Facility.

(c)           Definition of Lessee. The definition of "Lessee" appearing in Article II of the Original Master Lease (as amended and restated pursuant to the First Amendment, the Second Amendment and the Third Amendment) shall be further amended and restated to have the meaning given to such term in the preamble of this Amendment.

(d)           Amendment to Letter of Credit Amount. From and after the Effective Date hereof, the percentage "7.7%" appearing in the definition of "Letter of Credit Amount" in Article II of the Original Master Lease (as amended and restated pursuant to the First Amendment, the Second Amendment and the Third Amendment) shall read "7.1%". In addition, Lessor and Lessee hereby acknowledge and agree that HCP shall release and return to Summerville 9 the cash security deposit of $323,837.75 previously deposited by Summerville 9 with HCP pursuant to Summerville 9's obligations under Article XXI of the Beckett Lake Facility Master Lease.

(e)           Leased Property; Term. The phrase "Group 1 Facilities and Group 2 Facilities, the Original Lease Commencement Date" appearing in the last paragraph of Article I of the Original Master Lease (as amended by the First Amendment, the Second Amendment and the Third Amendment) is hereby amended to read "Group 1 Facilities, the Group 2 Facilities and the Beckett Lake Facility, the Original Lease Commencement Date." In addition, the phrase "Original Leases or hereunder" appearing in the last paragraph of Article I of the Original Master Lease (as amended by the First Amendment, the Second Amendment and the Third Amendment) is hereby amended to read "Original Leases, the Beckett Lake Master Lease or hereunder."

(f)           Minimum Rent. With respect to the Beckett Lake Facility:

(i)             Subject to upward adjustment pursuant to clauses (ii), (iii) and (iv) below, for the period from the Effective Date through the expiration of the first (1st) Lease Year with respect to the Beckett Lake Facility, Lessee shall pay to Lessor as monthly "Allocated Minimum Rent" for the Beckett Lake Facility at the times and in the manner provided in Section 3.1 of the Master Lease, as hereby amended, the amount allocated to and set forth or determined pursuant to the formula opposite the Beckett Lake Facility on Exhibit C to the Master Lease, as hereby amended. The first monthly payment of Allocated Minimum Rent for the Beckett Lake Facility shall be payable on the Effective Date (prorated as to any partial calendar month at the beginning of the Term with respect to such Facility); to the extent any "Rent" (as defined in the Beckett Lake Facility Master Lease) has been paid in advance to HCP by Summerville 9 and any portion of such "Rent" is applicable to a period extending into the Term of the Master Lease, as hereby amended, the applicable portion of such amounts paid shall be credited to the total amount payable by Lessee as Allocated Minimum Rent for the Beckett Lake Facility on the Effective Date; and

(ii)            Effective as of the Beckett Lake Facility Excess Land Cost Rent Reset Date, the then monthly Allocated Minimum Rent with respect to the Beckett Lake Facility shall be further increased by an amount equal to One-Twelfth (1/12th) of the product of (i) the Beckett Lake Facility Excess Land Cost plus the Beckett Lake Facility Excess Land Carry Allowance, times (ii) the Beckett Lake Facility Rent Reset Lease Rate.

(iii)           Effective as of the Beckett Lake Facility Capital Addition Rent Reset Date, the then monthly Allocated Minimum Rent with respect to the Beckett Lake Facility shall be further increased by an amount equal to One-Twelfth (1/12th) of the product of (i) the total of all Beckett Lake Facility Capital Addition Project Costs (excluding the Beckett Lake Facility Excess Land Cost and the Beckett Lake Facility Excess Land Carry Allowance) paid, funded or accrued by Lessor under the Beckett Lake Facility Work Letter through the Beckett Lake Facility Capital Addition Rent Reset Date, times (ii) the Beckett Lake Facility Rent Reset Lease Rate.

(iv)           Such monthly Allocated Minimum Rent with respect to the Beckett Lake Facility shall also be increased from time to time on the date of any payment, funding or accrual of any Beckett Lake Facility Capital Addition Project Costs (excluding the Beckett Lake Facility Excess Land Cost and the Beckett Lake Facility Excess Land Carry Allowance) pursuant to the Beckett Lake Facility Work Letter following the Beckett Lake Facility Capital Addition Rent Reset Date by One-Twelfth (1/12) of the product of (A) the amount of particular payment, funding, or accrual by Lessor, times (B) the Beckett Lake Facility Rent Reset Lease Rate. The increase in monthly Allocated Minimum Rent with respect to the Beckett Lake Facility pursuant to clause (ii) and (iii) above or this clause (iv) shall be prorated based upon the number of days for which the different rental amounts apply.

(v)           In addition to the increases provided for in clauses (ii), (iii) and (iv) above, commencing upon the expiration of the first (1st) Lease Year for the Beckett Lake Facility and upon the expiration of each Lease Year thereafter during the Fixed Term for the Beckett Lake Facility, the then current monthly Allocated Minimum Rent for such Facility for such Lease Year shall be increased by an amount equal to the Beckett Lake Facility Escalator.

(vi)           For the first (1st) Lease Year of each Extended Term for the Beckett Lake Facility, if any, the monthly Allocated Minimum Rent for the Beckett Lake Facility shall be equal to the greater of (a) the then current monthly Fair Market Rental for such Facility and (b) the monthly Allocated Minimum Rent payable for such Facility during the last Lease Year of the immediately preceding Term, as increased by the Beckett Lake Facility Escalator.

(vii)          Commencing upon the expiration of the first (1st) Lease Year of each Extended Term, if any, for the Beckett Lake Facility and upon the expiration of each Lease Year thereafter during such Extended Term, the then current monthly Allocated Minimum Rent for such Facility shall be increased by an amount equal to the Beckett Lake Facility Escalator.

(viii)         The last paragraph of 3.1 of the Original Master Lease shall apply with respect to any adjustment of the Allocated Minimum Rent with respect to the Beckett Lake Facility pursuant to clauses (ii) through (vi) above.

(ix)           Lessee shall continue to pay all Minimum Rent with respect to the balance of the Facilities at the times, in the manner and in the amounts set forth in or determined by the Master Lease, as hereby amended.

(g)           Condition of the Leased Property. The phrase "the Group 1 Facilities and Group 2 Facilities, the Original Lease Commencement Date" appearing in clause (i) and in clause (a) of Section 7.1 of the Original Master Lease (as amended by the First Amendment, the Second Amendment and the Third Amendment) is hereby amended to read "the Group 1 Facilities, the Group 2 Facilities and the Beckett Lake Facility, the applicable Original Lease Commencement Date," in each instance.

(h)           Exception to Prohibited Area. Notwithstanding anything to the contrary in the Master Lease, as hereby amended, the Willis of Section 7.4.1 of the Original Master Lease (as amended by the First Amendment, the Second Amendment and the Third Amendment) shall not apply to that certain facility located at 2750 Drew St., Clearwater, Florida, and more commonly known as Summerville at Clearwater.

(i)            Maintenance and Repair. The phrase "the Group 1 Facilities and Group 2 Facilities, the applicable Original Lease Commencement Date" appearing in Section 9.1.1 of the Original Master Lease (as amended by the First Amendment, the Second Amendment and the Third Amendment) is hereby amended to read "the Group 1 Facilities, the Group 2 Facilities and the Beckett Lake Facility, the applicable Original Lease Commencement Date." The phrase "Group 3 Facilities, the Restatement Date" appearing in Section 9.1.1 of the Original Master Lease (as amended by the First Amendment, the Second Amendment and the Third Amendment) is hereby amended to read "Group 3 Facilities, the Group 4 Facilities, the Group 5 Facilities and the Chestnut Hill Facility, the applicable Restatement Date."

(j)            Capital Projects. The phrases "Group 3 Facilities, Group 4 Facilities, Group 5 Facilities and Chestnut Hill Facility" and "Group 3 Facility, Group 4 Facility, Group 5 Facility or Chestnut Hill Facility" appearing a number of times in Section 9.3 of the Original Master Lease (as amended by the First Amendment, the Second Amendment and the Third Amendment) are hereby amended to read "Group 3 Facilities, Group 4 Facilities, Group 5 Facilities, Chestnut Hill Facility and Beckett Lake Facility" and "Group 3 Facility, Group 4 Facility, Group 5 Facility, Chestnut Hill Facility or Beckett Lake Facility," respectively, in each instance.

(k)           Liens. The phrase "Group 1 Facilities and Group 2 Facilities, the Original Lease Commencement Date, with respect to such Group 1 Facility or Group 2 Facility" appearing in Section 11.1 of the Original Master Lease (as amended by the First Amendment, the Second Amendment and the Third Amendment) is hereby amended to read "Group 1 Facilities, the Group 2 Facilities and the Beckett Lake Facility, the applicable Original Lease Commencement Date, with respect to such Group 1 Facility, Group 2 Facility, or Beckett Lake Facility."

(l)            Casualty. For purposes of Section 14.2.1 and 14.2.2 of the Original Master Lease (as amended by the First Amendment, the Second Amendment and the Third Amendment), the purchase price as provided therein with respect to the Beckett Lake Facility shall be the greater of (i) the Beckett Lake Facility Minimum Repurchase Price, and (ii) the Fair Market Value of the Beckett Lake Facility immediately prior to such damage or destruction.

(m)           Condemnation. For purposes of Section 15.1.4 of the Original Master Lease (as amended by the First Amendment, the Second Amendment and the Third Amendment), Lessor shall be entitled to receive from any Award relating to the Beckett Lake Facility, subject to the rights of Facility Mortgagees, no less than the greater of (i) the Beckett Lake Facility Minimum Repurchase Price, and (ii) the Fair Market Value of the Beckett Lake Facility immediately prior to the institution of the Condemnation.

(n)           Events of Default. The phrase "the Group 3 Facility Contract of Acquisition, the Group 4 Facilities Contract of Acquisition, the Group 5 Facilities Contract of Acquisition and/or the Chestnut Hill Facility Contract of Acquisition" appearing in each of Sections 16.1(a) and 16.1(k) of the Original Master Lease (as amended by the First Amendment, the Second Amendment and the Third Amendment) is hereby replaced with the phrase "the Group 3 Facility Contract of Acquisition, the Group 4 Facilities Contract of Acquisition, the Group 5 Facilities Contract of Acquisition, the Chestnut Hill Facility Contract of Acquisition and/or the Beckett Lake Facility Contract of Acquisition."

(o)           Lessee's Obligation to Purchase. For purposes of Section 16.5 of the Original Master Lease (as amended by the First Amendment, the Second Amendment and the Third Amendment), the amount required to be paid by Lessee upon any exercise of Lessor's rights to require Lessee to purchase the Beckett Lake Facility following a Put Event pursuant to such Section shall be equal to the Beckett Lake Facility Put Event Price for such Facility, plus, in any event, all Rent then due and payable (excluding the installment of Minimum Rent due on the purchase date) under the Master Lease, as hereby amended, with respect to such Beckett Lake Facility.

(p)           Quiet Enjoyment. The phrase "Group 1 Facilities and the Group 2 Facilities, the Original Lease Commencement Date" appearing in Section 32.1 of the Original Master Lease (as amended by the First Amendment, the Second Amendment and the Third Amendment) is hereby amended to read "Group 1 Facilities, the Group 2 Facilities and the Beckett Lake Facility, the applicable Original Lease Commencement Date." In addition, the phrase "Original Leases or hereunder" appearing in Section 32.1 of the Original Master Lease (as amended by the First Amendment, the Second Amendment and the Third Amendment) is hereby amended to read "Original Leases, the Beckett Lake Master Lease or hereunder."

(q)           Lessee's Option to Purchase.

(i)             Section 35.1.5 of the Original Master Lease (as amended by the First Amendment, the Second Amendment and the Third Amendment) is hereby further amended to read, in its entirety, as follows:

"35.1.5                     Beckett Lake Facility. Provided no Event of Default has occurred and is continuing hereunder, Lessee shall have the option to purchase the Leased Property of the Beckett Lake Facility upon the expiration of the tenth (10th) Lease Year of the Beckett Lake Facility, for an amount equal to the Beckett Lake Facility Purchase Price."

(ii)            A new Section 35.1.6 is added to the Original Master Lease to read, in its entirety, as follows:

"35.1.6                     General. Lessee shall exercise the option(s) to purchase the Leased Property set forth in Sections 35.1.1, 35.1.2, 35.1.3, 35.1.4 and/or 35.1.5 above, as applicable, by (i) opening an escrow (the 'Escrow') with and by depositing either (1) cash or (2) a letter of credit from a financial institution and in form in each case acceptable to Lessor, the sum of Two and One-Half Percent (2.5%) of (A) with respect to the Group 1 Facility(ies), the Minimum Repurchase Price, (B) with respect to the Group 3 Facilities and Group 4 Facilities, the sum of (x) the Group 3 Facility Purchase Price for all of the Group 3 Facilities, plus (y) the Group 4 Facility Purchase Price for all of the Group 4 Facilities (as reasonably estimated by Lessor with respect to any Group 4 Facility for which the Group 4 Facility Purchase Price has not yet been determined), (C) with respect to the Group 5 Facilities, the Group 5 Facility Purchase Price for all of the Group 5 Facilities (as reasonably estimated by Lessor with respect to any Group 5 Facility for which the Group 5 Facility Purchase Price has not yet been determined), (D) with respect to the Chestnut Hill Facility, the Chestnut Hill Facility Purchase Price (as reasonably estimated by Lessor with respect to such Facility if the Chestnut Hill Facility Purchase Price has not yet been determined), and (E) with respect to the Beckett Lake Facility, the Beckett Lake Facility Purchase Price (the 'Opening Deposit') and a copy of this Lease with a national title company reasonably acceptable to Lessor ("Escrow Holder") and giving written notice to Lessor of such deposit with Escrow Holder no earlier than fifteen (15) months and not less than twelve (12) months prior to the expiration of (v) with respect to the Group 1 Facility(ies), the Fixed Term or the Extended Term, as applicable, (w) with respect to the Group 3 Facilities and Group 4 Facilities, the tenth (10th) Lease Year of the Group 4 Facilities, (x) with respect to the Group 5 Facilities, the tenth (10th) Lease Year of the Group 5 Facilities, (y) with respect to the Chestnut Hill Facility, the tenth (10th) Lease Year of the Chestnut Hill Facility and (z) with respect to the Beckett Lake Facility, the tenth (10th) Lease Year of the Beckett Lake Facility, and (ii) delivering to Lessor concurrent with such notice a reaffirmation of the Guaranty executed by Guarantors stating, in substance, that Guarantors' obligations under the Guaranty shall extend to the purchase contract formed by Lessor and Lessee upon proper and timely exercise of such option. If Lessee shall not be entitled to exercise such option (e.g., by reason of an Event of Default) or shall be entitled to exercise the same but shall fail to do so within the time and in the manner herein provided, such option shall lapse and thereafter not be exercisable by Lessee. No failure by Lessor to notify Lessee of any defect in any attempted exercise of the foregoing option shall be deemed a waiver by Lessor of the right to insist upon Lessee's exercise of such option in strict accordance with the provisions hereof. In the event that Lessee shall properly and timely exercise such option, then such transaction shall be consummated on or within ten (10) days after the expiration of (i) with respect to the Group 1 Facility(ies), the Fixed Term or the Extended Term, as applicable, (ii) with respect to the Group 3 Facilities and Group 4 Facilities, the tenth (10th) Lease Year of the Group 4 Facilities, (iii) with respect to the Group 5 Facilities, the tenth (10th) Lease Year of the Group 5 Facilities, (iv) with respect to the Chestnut Hill Facility, the tenth (10th) Lease Year of the Chestnut Hill Facility and (v) with respect to the Beckett Lake Facility, the tenth (10th) Lease Year of the Beckett Lake Facility, but in all cases subject to any delays resulting from (A) a cause described in Section 45.1.16 below or (B) Lessor's breach of its obligations set forth in this Section 35 (the `Outside Closing Date')."

(r)            Exhibits and Schedules.

(i)             Supplements to Exhibit A. Exhibits A-23 attached hereto is hereby appended to and shall become part of Exhibit A to the Master Lease, as hereby amended.

(ii)            Replacement of Exhibit C and Schedule 7.4.1. Exhibit C and Schedule 7.4.1 to the Original Master Lease (as amended by the First Amendment, the Second Amendment and the Third Amendment) are hereby further amended and replaced, in their entirety, with Exhibit C and Schedule 7.4.1 attached hereto, respectively.

(iii)           Beckett Lake Facility Work Letter. Appendix A attached hereto is hereby appended to and shall become part of the Master Lease, as hereby amended.

5.             Beckett Lake Facility Capital Addition Project.

(a)           Notwithstanding Section 10.1 of the Original Master Lease (as amended by the First Amendment, the Second Amendment and the Third Amendment) and subject to this Paragraph 5 of this Amendment, Lessor has agreed to fund the construction of the Beckett Lake Facility Capital Addition Project in accordance with and pursuant to the teems of the Master Lease, as hereby amended, and the Beckett Lake Facility Work Letter. Lessee hereby covenants, agrees, and is obligated to commence, complete and perform timely all obligations of Lessee with respect to the Beckett Lake Facility Capital Addition Project as set forth in and in accordance with the terms of the Beckett Lake Facility Work Letter. Notwithstanding anything to the contrary in the Master Lease, as hereby amended, the Beckett Lake Facility Capital Addition Project shall at all times be deemed a "Capital Addition" for purposes of the Master Lease, as hereby amended, and all amounts paid, funded or accrued by Lessor on account of the Beckett Lake Facility Capital Addition Project pursuant to the Beckett Lake Facility Work Letter shall be deemed for all purposes as Capital Addition Costs paid for by Lessor under the Master Lease, as hereby amended.

(b)           Lessor and Lessee acknowledge and agree that the Beckett Lake Facility Work Letter is intended to amend, restate and supersede in its entirety, theoriginal Beckett Lake Facility Work Letter attached as Exhibit F to the Beckett Lake Facility Master Lease (the "Original Beckett Lake Facility Work Letter"), which shall be of no further force and effect as of the Effective Date. Lessor and Lessee further acknowledge and agree that, notwithstanding anything to the contrary in Section 10.3 of the Beckett Lake Facility Master Lease, (i) the Beckett Lake Lodge Capital Addition Rent Reset Date (as defined in the Beckett Lake Facility Master Lease) has not occurred, (ii) the Beckett Lake Lodge Capital Addition Project Costs (as defined in the Beckett Lake Facility Master Lease), including the Excess Land Cost (as defined in the Original Beckett Lake Facility Work Letter), and Lessor's Work Letter Costs (as defined in the Original Beckett Lake Facility Work Letter) have not yet been paid, funded, or accrued (except with respect to the Excess Land Carry Allowance (as defined in the Beckett Lake Facility Work Letter), which has accrued interest since the applicable Original Lease Commencement Date with respect to the Beckett Lake Facility at the Carry Rate (as defined in the Beckett Lake Facility Work Letter) as provided in the Beckett Lake Facility Work Letter attached hereto, and (iii) the Allocated Minimum Rent with respect to the Beckett Lake Facility has not been increased on account thereof, as otherwise provided in Section 10.3 of the Beckett Lake Facility Master Lease and otherwise set forth in Exhibit E-1 thereto.

6.             Reimbursement of Costs and Expenses. Lessor's costs and expenses, including legal fees and expenses, incurred in connection with the review, preparation, negotiation and documentation of this Amendment are and shall be reimbursed to Lessor by Lessee. As of the date hereof, Lessor estimates such costs and fees to be $, which amount shall be paid to Lessor concurrently with Lessee's execution and delivery of this Amendment. In the event that the actual costs and fees exceed such amount, such excess shall be paid to Lessor by Lessee within ten (10) days after Lessor's delivery to Lessee of Lessor's invoice therefore. Such reimbursement shall be deemed Rent under the Master Lease, as hereby amended. In the event that such estimate exceeds the actual costs and fees of Lessor, Lessor shall return such excess to Lessee.

7.             Representations and Warranties of Lessee. As of the Effective Date hereof, each Lessee represents and warrants to the Lessor as follows:

(a)           Lessee is duly organized and validly existing under the laws of its state of organizationifol  illation, is qualified to do business and in good standing in the State and has full power, authority and legal right to execute and deliver this Amendment and to perform and observe the provisions of this Amendment to be observed and/or performed by Lessee.

(b)           This Amendment has been duly authorized, executed and delivered by Lessee, and constitutes and will constitute the valid and binding obligations of Lessee enforceable against Lessee in accordance with its terms, except as such enforceability may be limited by creditors rights, laws and general principles of equity.

(c)           Lessee is solvent, has timely and accurately filed all tax returns required to be filed by Lessee, and is not in default in the payment of any taxes levied or assessed against Lessee or any of its assets, or subject to any judgment, order, decree, rule or regulation of any governmental authority which would, in each case or in the aggregate, adversely affect Lessee's condition, financial or otherwise, or Lessee's prospects or the Leased Property.

(d)           No consent, approval or other authorization of, or registration, declaration or filing with, any governmental authority is required for the due execution and delivery of this Amendment, or for the performance by or the validity or enforceability of this Amendment against Lessee.

(e)           The execution and delivery of this Amendment and compliance with the provisions hereof will not result in (i) a breach or violation of (A) any Legal Requirement applicable to Lessee or any Facility now in effect; (B) the organizational or charter documents of such party; (C) any judgment, order or decree of any governmental authority binding upon Lessee; or (D) any agreement or instrument to which Lessee is a counterparty or by which it is bound; or (ii) the acceleration of any obligation of Lessee.

8.             Financing Statement Amendments. Lessee hereby authorizes Lessor to file such financing statement amendments and other documents as may be necessary or desirable to perfect or continue the perfection of Lessor's security interest in the Collateral (including the Collateral relating to the Beckett Lake Facility).

9.             Reaffirmation of Master Lease and Treatment Thereof. Lessor and Lessee hereby acknowledge, agree and reaffirm that (a) except as otherwise expressly provided in the Master Lease, as hereby amended, the Master Lease, as hereby amended, is and the parties intend the same for all purposes to be treated as a single, integrated and indivisible agreement, and (b) the Master Lease, as hereby amended, shall be treated as an operating lease for all purposes and not as a synthetic lease, financing lease or loan, and the Lessor shall be entitled to all of the benefits of ownership of the Leased Property, including depreciation for all federal, state and land tax purposes.

10.           Full Force and Effect; Counterparts; Facsimile Signatures. Except as hereby amended, the Master Lease shall remain in full force and effect. This Amendment may be executed in any number of counterparts, all of which shall constitute one and the same instrument. Telecopied signatures may be used in place of original signatures on this Amendment, and Lessor and Lessee both intend to be bound by the signatures of the telecopied document.

11.           Transfer Consideration. Lessor and Lessee acknowledge that (a) the Transfer Consideration Facilities currently consist of the Group 1 Facilities and the Group 2 Facilities only, (b) the Group 3 Facilities, the Group 4 Facilities, the Group 5 Facilities, the Chestnut Hill Facility and the Beckett Lake Facility are not deemed Transfer Consideration Facilities, and (c) Lessee shall have no obligation to pay Transfer Consideration in connection with any Transfer relating to such Group 3 Facilities, Group 4 Facilities, Group 5 Facilities, Chestnut Hill Facility or Beckett Lake Facility.

12.           Acknowledgements Regarding Determination of Purchase Price and Put Event Price of Other Facilities.

(a)           Facility Purchase Price. Lessor and Lessee hereby acknowledge and agree that, notwithstanding anything to the contrary in the Original Master Lease (as amended by the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment), for purposes of determining the Group 3 Facility Purchase Price, the Group 4 Facility Purchase Price (other than with respect to the (West) Ocala Facility and the Houston Facility), the Group .5 Facility Purchase Price, and the Chestnut Hill Facility Purchase Price, in the event the date of closing of Lessee's purchase of the Leased Property of any of the Group 3 Facilities, the Group 4 Facilities (other than the (West) Ocala Facility and the Houston Facility), the Group 5 Facilities, or the Chestnut Hill Facility pursuant to the terms of the Master Lease, as hereby amended, occurs on any day other than the first (1st) day of a Lease Year with respect to the applicable Facility(ies), then the annually compounded return applicable for the Lease Year in which such closing occurs shall be an amount equal to Three Percent (3%) times a fraction, the numerator of which equals the number of days elapsed in the Lease Year in which such closing occurs, and the denominator of which is three hundred sixty (360).

(b)           Facility Put Event Price. Lessor and Lessee hereby further acknowledge and agree that, notwithstanding anything to the contrary in the Original Master Lease (as amended by the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment), for purposes of determining the Group 3 Facility Put Event Price, the Group 4 Facility Put Event Price (other than with respect to the (West) Ocala Facility and the Houston Facility), the Group 5 Facility Put Event Price, or the Chestnut Hill Facility Put Event Price, in the event the date of closing of Lessee's purchase of the Leased Property of any of the Group 3 Facilities, the Group 4 Facilities (other than the (West) Ocala Facility and the Houston Facility), the Group 5 Facilities, or the Chestnut Hill Facility pursuant to the terms of the Master Lease, as hereby amended, occurs on any day other than the first (1st) day of a Lease Year with respect to the applicable Facility(ies), then for purposes of determining the annually compounded return applicable for the Lease Year in which such closing occurs:

(i)             the Group 3 Facility Escalator, Group 4 Facility Escalator with respect to each Group 4 Acquisition Facility, Group 5 Facility Escalator or Chestnut Hill Facility Escalator, as applicable, shall be an amount equal to the greater of (A) Seventy-Five Percent (75%) of the Partial Lease Year CPI Increase (as defined below) or (ii) Two and Three-Quarters Percent (2.75%) times a fraction, the numerator of which equals the number of days elapsed in the Lease Year in which such closing occurs, and the denominator of which is three hundred sixty (360).

(ii)            the Group 4 Facility Escalator with respect to each Group 4 Transfer Facility shall be an amount equal to the lesser of (A) Five Percent (5%) or (B) the greater of (1) the Partial Lease Year CPI Increase or (ii) Two Percent (2%) times a fraction, the numerator of which equals the number of days elapsed in the Lease Year in which such closing occurs, and the denominator of which is three hundred sixty (360).

For purposes of this Paragraph 12(b), the "Partial Lease Year CPI Increase" shall mean the percentage increase, if any, in (i) the Cost of Living Index published for the month which is two (2) months prior to the date of closing of Lessee's purchase of the Leased Property of the applicable Facility, over (ii) the Cost of Living Index published for the month which is two (2) months prior to the commencement of the then current Lease Year with respect to such Facility.

13.            Entire Agreement. The Master Lease, as hereby amended, constitutes the entire agreement of the parties with respect to the subject matter hereof, and may not be changed or modified except by an agreement in writing signed by the parties. Lessor and Lessee hereby agree that all prior or contemporaneous oral understandings, agreements or negotiations relative to the leasing of the Leased Property are merged into and revoked by the Master Lease, as hereby amended. Without limiting the generality of the foregoing, any exhibits, schedules or abstracts of the Beckett Lake Facility Master Lease (as well as the Beckett Lake Facility Master Lease itself) and any other materials prepared in connection with the Master Lease, as hereby amended, are hereby merged into and revoked by the Master Lease, as hereby amended.

14.           Consolidation and Restatement of Beckett Lake Facility Master Lease. This Amendment amends, consolidates, supersedes and restates, and the Master Lease, as hereby amended, accordingly amends, consolidates, supersedes and restates in its entirety, the Beckett Lake Facility Master Lease, and, to the extent applicable, shall constitute an assignment by Summerville 9 of the Beckett Lake Facility Master Lease to all parties constituting "Lessee" hereunder, jointly and severally. Lessor, Current Lessee, and Summerville 9 acknowledge and agree that, effective as of the Effective Date, Lessee shall continue to occupy the Leased Property of the Beckett Lake Facility pursuant to the Beckett Lake Facility Master Lease, as amended, consolidated, superseded and restated by the Master Lease, as hereby amended. Notwithstanding the foregoing amendment, consolidation and restatement of the Beckett Lake Facility Master Lease, the following obligations of Summerville 9 under the Beckett Lake Facility Master Lease, prior to amendment, consolidation and restatement hereby, shall be preserved and continue subsequent to amendment, consolidation and restatement:

(a)           Summerville 9 shall remain responsible for and shall indemnify and hold Lessor harmless from and against any and all claims, liabilities, damages, actions and causes of action, costs and expenses, including attorneys' fees, for which Summerville 9 is responsible pursuant to the Beckett Lake Facility Master Lease and which accrue or have accrued on or before the Effective Date.

(b)           Summerville 9 shall remain responsible for all obligations of "Lessee" under the Beckett Lake Facility Master Lease which have accrued on or before the Effective Date until full and complete payment and/or performance of the same.

15.           Beckett Lake Facility Guaranty. The Beckett Lake Facility Guarantor under the Beckett Lake Facility Guaranty is hereby released from all obligations under the Beckett Lake Facility Guaranty which accrue after the Effective Date, but shall remain responsible for all obligations of "Guarantor" under the Beckett Lake Facility Guaranty which have accrued on or before the Effective Date until full and complete payment and/or perfollnance of the same.

16.           Opinions of Counsel. As a condition to the effectiveness of this Amendment, Lessor shall have received from Lessee within twenty (20) days of the Effective Date an opinion or opinions of counsel to Lessee with respect to matters relating to Lessee and the Lease, as hereby amended, addressed to Lessor, in form and substance reasonably acceptable to Lessor.

17.           Scrivener's Corrections. The references to "Facility Mortgages" in Paragraph 4(k) (Condemnation) of the First Amendment, Paragraph 4(k) (Condemnation) of the Second Amendment, and Paragraph 4(k) (Condemnation) of the Third Amendment shall be replaced with references to "Facility Mortgagees."

[Signatures on Next Page]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first written above.

LESSOR:	HEALTH CARE PROPERTY INVESTORS, INC.,
a Maryland corporation

	By:	/s/ Paul Gallagher
Paul Gallagher
	Its:	Executive Vice President

WITNESSES

/s/ Sandra Burg
(signature)
	Name:	Sandra Burg
(print)

/s/ Michelle Peffer
(signature)
	Name:	Michelle Peffer
(print)

WESTMINSTER HCP, LLC,
a Delaware limited liability company

	By:	HCPI/Tennessee, LLC,
a Delaware limited liability company,
its Sole Member.

	By:	Health Care Property Investors, Inc.,
a Maryland corporation,
its Managing Member

	By:	/s/ Paul Gallagher
Paul Gallagher
	Its:	Executive Vice President

WITNESSES

/s/ Sandra Burg
(signature)
	Name:	Sandra Burg
(print)

/s/ Michelle Peffer
(signature)
	Name:	Michelle Peffer
(print)

LESSOR (Continued):	TEXAS HCP HOLDING, L.P.,
a Delaware limited partnership

	By:	Texas HCP G.P., Inc.,
a Delaware corporation

	By:	/s/ Paul Gallagher
Paul Gallagher
	Its:	Executive Vice President

WITNESSES

/s/ Sandra Burg
(signature)
	Name:	Sandra Burg
(print)

/s/ Michelle Peffer
(signature)
	Name:	Michelle Peffer
(print)

HCP AL OF FLORIDA, LLC,
a Delaware limited liability company

	By:	Health Care Property Investors, Inc.,
a Maryland corporation,
its Managing Member

	By:	/s/ Paul Gallagher
Paul Gallagher
	Its:	Executive Vice President

WITNESSES

/s/ Sandra Burg
(signature)
	Name:	Sandra Burg
(print)

/s/ Michelle Peffer
(signature)
	Name:	Michelle Peffer
(print)

LESSEE:	LH ASSISTED LIVING, LLC,
a Delaware limited liability company

	By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Carol Phillips
(signature)
	Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
	Name:	Melanie Werdel
(print)

SUMMERVILLE AT COBBCO, INC.,
a California corporation

	By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Carol Phillips
(signature)
	Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
	Name:	Melanie Werdel
(print)

LESSEE (Continued):	SUMMERVILLE AT HILLSBOROUGH, L.L.C.,
a New Jersey limited liability company

	By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Carol Phillips
(signature)
	Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
	Name:	Melanie Werdel
(print)

SUMMERVILLE AT OCOEE, INC.,
a Delaware corporation

	By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Carol Phillips
(signature)
	Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
	Name:	Melanie Werdel
(print)

LESSEE (Continued):	SUMMERVILLE AT PORT ORANGE, INC.,
a Delaware corporation

	By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Carol Phillips
(signature)
	Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
	Name:	Melanie Werdel
(print)

SUMMERVILLE AT PRINCE WILLIAM, INC.,
a Delaware corporation

	By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Carol Phillips
(signature)
	Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
	Name:	Melanie Werdel
(print)

LESSEE (Continued):	SUMMERVILLE AT STAFFORD, L.L.C.,
a New Jersey limited liability company

	By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Carol Phillips
(signature)
	Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
	Name:	Melanie Werdel
(print)

SUMMERVILLE AT VOORHEES, L.L.C.,
a New Jersey limited liability company

	By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Carol Phillips
(signature)
	Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
	Name:	Melanie Werdel
(print)

LESSEE (Continued):	SUMMERVILLE AT WESTMINSTER,INC.,
a Maryland corporation

	By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Carol Phillips
(signature)
	Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
	Name:	Melanie Werdel
(print)

SUMMERVILLE AT PINELLAS PARK, LLC,
a Delaware limited liability company

	By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Carol Phillips
(signature)
	Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
	Name:	Melanie Werdel
(print)

LESSEE (Continued):	SUMMERVILLE AT OCALA WEST, LLC,
a Delaware limited liability company

	By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Carol Phillips
(signature)
	Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
	Name:	Melanie Werdel
(print)

SUMMERVILLE AT CY-FAIR ASSOCIATES, L.P.,
a Delaware limited partnership

	By:	Summerville at CY-Fair, LLC,
a Delaware limited liability company,
Its General Partner

	By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Carol Phillips
(signature)
	Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
	Name:	Melanie Werdel
(print)

LESSEE (Continued):	SUMMERVILLE AT FRIENDSWOOD
ASSOCIATES, L.P.,
a Delaware limited partnership

	By:	Summerville at Friendswood, LLC,
a Delaware limited liability company,
Its General Partner

	By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Carol Phillips
(signature)
	Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
	Name:	Melanie Werdel
(print)

SUMMERVILLE AT NEW PORT RICHEY, LLC,
a Delaware limited liability company

	By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Carol Phillips
(signature)
	Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
	Name:	Melanie Werdel
(print)

LESSEE (Continued):	SUMMERVILLE AT LAKELAND, LLC,
a Delaware limited liability company

	By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Carol Phillips
(signature)
	Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
	Name:	Melanie Werdel
(print)

SUMMERVILLE AT ST. AUGUSTINE LLC,
a Delaware limited liability company

	By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Carol Phillips
(signature)
	Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
	Name:	Melanie Werdel
(print)

LESSEE (Continued):	SUMMERVILLE AT OCALA EAST, LLC,
a Delaware limited liability company

	By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Carol Phillips
(signature)
	Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
	Name:	Melanie Werdel
(print)

SUMMERVILLE AT VENICE, LLC,
a Delaware limited liability company

	By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Carol Phillips
(signature)
	Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
	Name:	Melanie Werdel
(print)

LESSEE (Continued):	SUMMERVILLE AT LAKELAND HILLS
ASSOCIATES, L.P.,
a Delaware limited partnership

	By:	Summerville at Lakeland Hills, LLC,
a Delaware limited liability company,
Its General Partner

	By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Carol Phillips
(signature)
	Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
	Name:	Melanie Werdel
(print)

SUMMERVILLE AT IRVING ASSOCIATES, L.P.,
a Delaware limited partnership

	By:	Summerville at Irving, LLC,
a Delaware limited liability company,
Its General Partner

	By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Carol Phillips
(signature)
	Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
	Name:	Melanie Werdel
(print)

LESSEE (Continued):	SUMMERVILLE AT CHESTNUT HILL, LLC,
a Delaware limited liability company

	By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Carol Phillips
(signature)
	Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
	Name:	Melanie Werdel
(print)

SUMMERVILLE 9, LLC,
a Delaware limited liability company

	By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Carol Phillips
(signature)
	Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
	Name:	Melanie Werdel
(print)

CONSENT, REAFFIRMATION AND AGREEMENT OF GUARANTOR

The undersigned Guarantor hereby (i) reaffirms all of its obligations under the Guaranty, (ii) consents to the foregoing Amendment and (iii) agrees that (A) its obligations under the Guaranty shall extend to Lessee’s duties, covenants and obligations pursuant to the Master Lease, as hereby amended, and (B) the Guaranty as hereby reaffirmed and extended shall be for the benefit of each party comprising Lessor under the Master Lease, as hereby amended.

SUMMERVILLE SENIOR LIVING, INC.,
a Delaware corporation

By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Carol Phillips
(signature)
Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
Name:	Melanie Werdel
(print)

CAPITAL ADDITION PROJECT WORK LETTER
(BECKETT LAKE FACILITY)

In connection with that certain Fourth Amendment to Amended and Restated Master Lease and Termination of Beckett Lake Facility Master Lease, made and entered into as of the date hereof (the "Fourth Amendment"), by and among HEALTH CARE PROPERTY INVESTORS, INC., a Maryland corporation ("HCP"), WESTMINSTER HCP, LLC, a Delaware limited liability company ("Westminster HCP"), TEXAS HCP HOLDING, L.P., a Delaware limited partnership ("Texas HCP"), HCP AL OF FLORIDA, LLC, a Delaware limited liability company ("HCP AL") (HCP, Westminster HCP, Texas HCP, and HCP AL shall be referred to herein, collectively, as their interests may appear, as "Lessor"), on the one hand, and LH ASSISTED LIVING, LLC, a Delaware limited liability company ("LHAL LLC"), SUMMERVILLE AT COBBCO, INC., a California corporation ("Cobbco Inc."), SUMMERVILLE AT HILLSBOROUGH, L.L.C., a New Jersey limited liability company ("Hillsborough LLC"), SUMMERVILLE AT OCOEE, INC., a Delaware corporation ("Ocoee Inc."), SUMMERVILLE AT PORT ORANGE, INC., a Delaware corporation ("Port Orange Inc."), SUMMERVILLE AT PRINCE WILLIAM, INC., a Delaware corporation ("Prince William Inc."), SUMMERVILLE AT STAFFORD, L.L.C., a New Jersey limited liability company ("Stafford LLC"), SUMMERVILLE AT VOORHEES, L.L.C., a New Jersey limited liability company ("Voorhees LLC"), SUMMERVILLE AT WESTMINSTER, INC., a Maryland corporation ("Westminster Inc."), SUMMERVILLE AT PINELLAS PARK, LLC, a Delaware limited liability company ("Pinellas LLC"), SUMMERVILLE AT OCALA WEST, LLC, a Delaware limited liability company ("Ocala West LLC"), SUMMERVILLE AT CYFAIR ASSOCIATES, L.P., a Delaware limited partnership ("Cy-Fair LP"), SUMMERVILLE AT FRIENDSWOOD ASSOCIATES, L.P., a Delaware limited partnership ("Friendswood LP"), SUMMERVILLE AT NEW PORT RICHEY, LLC, a Delaware limited liability company ("New Port Richey LLC"), SUMMERVILLE AT LAKELAND, LLC, a Delaware limited liability company ("Lakeland LLC"), SUMMERVILLE AT ST. AUGUSTINE LLC, a Delaware limited liability company ("St. Augustine LLC"), SUMMERVILLE AT OCALA EAST, LLC, a Delaware limited liability company ("Ocala East LLC"), SUMMERVILLE AT VENICE, LLC, a Delaware limited liability company ("Venice LLC"), SUMMERVILLE AT LAKELAND HILLS ASSOCIATES, L.P., a Delaware limited partnership ("Lakeland Hills LP"), SUMMERVILLE AT IRVING ASSOCIATES, L.P., a Delaware limited partnership ("Irving LP"), SUMMERVILLE AT CHESTNUT HILL, LLC, a Delaware limited liability company ("Chestnut Hill LLC"), and SUMMERVILLE 9, LLC, a Delaware limited liability company ("Summerville 9") (LHAL LLC, Cobbco Inc., Hillsborough LLC, Ocoee Inc., Port Orange Inc., Prince William Inc., Stafford LLC, Voorhees LLC, Westminster Inc., Pinellas LLC, Ocala West LLC, Cy-Fair LP, Friendswood LP, New Port Richey LLC, Lakeland LLC, St. Augustine LLC, Ocala East LLC, Venice LLC, Lakeland Hills LP, Irving LP, Chestnut Hill LLC, and Summerville 9 shall be collectively, and jointly and severally, referred to herein as "Lessee"), on the other hand to which this Capital Addition Project Work Letter (this "Work Letter") is attached, Lessor and Lessee hereby agree to the terms and conditions set forth in this Work Letter relating to the construction, performance, and payment of the Capital Addition Project (as defined below). The original Amended and Restated Master Lease dated as of April 20, 2005, as amended by that certain First Amendment to Amended and Restated Master Lease dated as of September 1, 2005, that certain Second Amendment to Amended and Restated Master Lease dated as of December 22, 2005, that certain Third Amendment to Amended and Restated Master Lease dated as of January 31, 2006, and the Fourth Amendment shall be collectively referred to herein as the "Lease." Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Lease.

1.             Definitions. The definitions set forth in this Section 1 shall apply with respect to this Work Letter, the Capital Addition Project, and the Lease. For all purposes of this Work Letter, except as otherwise expressly provided or unless the context otherwise requires, (i) the terms defined in this Section 1 have the meanings assigned to them in this Section 1 and shall include the plural as well as the singular; (ii) all references in this Work Letter to designated "Sections" and other subdivisions are to the designated Sections and other subdivisions of this Work Letter; (iii) the word "including" shall have the same meaning as the phrase "including, without limitation," and other similar phrases; and (iv) the words "herein," "hereof' and "hereunder" and other similar words refer to this Work Letter as a whole and not to any particular Section or other subdivision.

Architect: An architect and/or engineer selected by Lessee in connection with the design and construction of the Capital Addition Project and approved by Lessor, which approval shall not be unreasonably withheld or delayed so long as such architect is licensed in the State and has experience with the type and scope of the project for which he/she is being retained.

Beckett Lake Lodge Facility: The "Beckett Lake Facility," as defined in the Lease, more commonly known as the Beckett Lake Lodge Facility and more particularly described on Exhibit C to the Lease.

Business Day: Each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which national banks in the City of New York, New York are authorized, or obligated, by law or executive order, to close.

Capital Addition Plans: (i) The final plans and specifications for the construction/performance of the Capital Addition Project as prepared by the Architect and approved by Lessor and (ii) all amendments, modifications and supplements thereto which do not require the approval of Lessor or which have been approved by Lessor subsequent to the approval of the plans and specifications described in clause (i). Lessor's approval of such plans and specifications shall not be unreasonably withheld or unduly delayed.

Capital Addition Project: Collectively, (i) all improvement work necessary to complete a 32-unit/56-bed assisted living facility building expansion to the Beckett Lake Lodge Facility for use and occupancy as such in accordance with the Beckett Lake Lodge Facility's Primary Intended Use and (ii) related infrastructure site improvements to the other Leased Improvements with respect to the Beckett Lake Lodge Facility, in each case as more particularly depicted on and to be constructed/performed in accordance with the Capital Addition Plans, including (A) the fixtures referred to in and/or shown thereon, (B) to the extent not shown on the Capital Addition Plans, additions to the parking facilities so as to provide sufficient parking spaces to comply with all Legal Requirements and as otherwise necessary for the operation of the Beckett Lake Lodge Facility (including the Capital Addition Project) for its Primary Intended Use, (iii) all Offsite Improvements and (iv) any and all site preparation, landscaping and drainage works and all other improvements necessary to comply with all Legal Requirements and/or for the operation of the Beckett Lake Lodge Facility (including the Capital Addition Project) for its Primary Intended Use.

Capital Addition Pro ect Rent Reset Date: The "Beckett Lake Facility Capital Addition Rent Reset Date" as defined in the Lease.

Capital Addition Project Budget: A budget to be prepared by Lessee and approved by Lessor on or promptly following the Effective Date, which budget shall include (i) a detailed estimate report to be prepared by Lessee or its General Contractor and delivered to and approved by Lessor, which report shall also provide a detailed cost breakdown of all hard construction costs for the Capital Addition Project and (ii) any other detailed budget information as Lessor may reasonably request and approve from Lessee, including a further breakdown of such hard construction costs to a level of detail that will allow Lessor to determine the actual cost and percentage of completion of construction as of the date of any Request for Advance. Lessor's approval of the Capital Addition Project Budget shall not be unreasonably withheld or unduly delayed. Notwithstanding anything to the contrary, in no event shall the Capital Addition Project Budget exceed Lessor's Maximum Cost.

Capital Addition Project Costs: The Excess Land Cost and all the costs and expenses incurred in connection with (i) the administration of this Work Letter and in reviewing all diligence materials, documents and other information relating to the Capital Addition Project; and (ii) the construction/performance of the Capital Addition Project, as contemplated by the Capital Addition Project Budget, including the costs of constructing/performing work depicted by the Capital Addition Plans and otherwise in accordance with applicable provisions of this Work Letter, the Excess Land Carry Allowance, a construction administration allowance equal to $1,650.00 per month, an allowance for points under this Work Letter in an amount equal to One and One-Half Percent (1.5%) of Lessor's Maximum Costs as set forth in Section 2.3, and Construction Period Interest to be accrued as a cost by Lessor, all as provided in Section 2.3 herein, the development fee to be paid to Lessee pursuant to Section 2.4, costs for bonds, costs and fees for surveys, costs for title work and premiums for title insurance (including, if available, an endorsement to Lessor's existing Owner's policy increasing the liability therefor by the total amount of the Capital Addition Project Costs), environmental fees and expenses, architect fees, engineering costs, Lessor's appraisal, accounting and legal fees, reasonable travel expenses, the cost of purchase and installation of any fixtures or other property included as part of the Capital Addition Project and all governmental licenses and fees. Without limiting the foregoing, Capital Addition Project Costs shall include all amounts funded, advanced or accrued by Lessor pursuant to this Work Letter on account of the Capital Addition Project.

Carry Rate: For the period from the Original Lease Commencement Date with respect to the Beckett Lake Lodge Facility to and until the expiration of the first Lease Year with respect to such Facility, the "Carry Rate" shall be the greater of (i) Seven Percent (7%) and (ii) the ten-year U.S. Treasury Note rate published in the Wall Street Journal five (5) Business Days prior to the Original Lease Commencement Date with respect to such Facility and quoting the rate as of the immediately prior Business Day, plus Two and Seventy One-Hundredths Percent (2.70%). If the ten-year U.S. Treasury Note rate is discontinued prior to six (6) Business Days prior to the Original Lease Commencement Date with respect to such Facility, then such calculation shall be made instead by reference to a substitute rate selected by Lessor that is comparable with the ten-year U.S. Treasury Note rate. Similarly, if the Wall Street Journal is discontinued, a substitute publication selected by Lessor shall be used. Commencing upon the expiration of the first Lease Year with respect to the Beckett Lake Lodge Facility, and upon the expiration of each Lease Year with respect to such Facility thereafter through the Excess Land Cost Rent Reset Date, the then current Carry Rate shall be increased for the ensuing Lease Year with respect to such Facility by the greater of (a) Two and Three Quarter Percent (2.75%) and (b) Seventy-Five Percent (75%) of the applicable CPI Increase.

Completion Date: The date on which the construction/performance of the Capital Addition Project has been completed such that Lessor has received the following: (i) a certificate of substantial completion from the Architect in the faint attached hereto as Attachment A, (ii) a certificate of occupancy or its equivalent issued in accordance with all Legal Requirements and by the appropriate Governmental Authority having jurisdiction over the Beckett Lake Lodge Facility which permits the occupancy and use of the improvements constructed as part of the Capital Addition Project and (iii) all other licenses, authorizations and permits, if any, required by any Governmental Authority for the use and operation of the Capital Addition Project as part of the Beckett Lake Lodge Facility for its Primary Intended Use. For purposes of this Work Letter, "substantially completed" shall mean that the improvements being constructed/performed as part of the Capital Addition Project and all other work which Lessee is obligated to perform under this Work Letter with respect to the Capital Addition Project have been substantially completed in accordance with the Capital Addition Plans and the applicable provisions of this Work Letter and the Lease, except for Punch-List Items that remain to be completed.

Construction Contracts: The contracts between Lessee and the General Contractor, Lessee and the Architect and/or Lessee or any other contractor (including subcontractors) relating to rendering of services or furnishing of materials in connection with the construction/performance of the Capital Addition Project, contracts between the General Contractor and any subcontractor and contracts between any of the foregoing and any other Person relating to rendering of services or furnishing of materials in connection with construction/performance of the Capital Addition Project.

Construction Period Interest: An annual interest rate of One Percent (1.0%) over the Prime Rate applied to the portion of the Lessor's Maximum Cost that is disbursed, funded or accrued hereunder (including the accrued Excess Land Corny Cost), as computed each month (but in no event greater than the maximum rate then permitted under applicable law). Construction Period Interest shall be calculated monthly in arrears based on a 360-day year for each applicable period.

Effective Date: As defined in the Fourth Amendment.

Excess Land. The vacant land comprising a portion of the Leased Property of the Beckett Lake Lodge Facility and consisting of approximately 6.0 acres.

Excess Land Carry Allowance. An annual interest rate equal to the applicable Carry Rate applied to the Excess Land Cost, as computed each month (but in no event greater than the maximum rate then permitted under applicable law). The Excess Land Carry Allowance shall accrue monthly in arrears based on a 360 day year.

Excess Land Cost: An amount equal to One Million Five Hundred Thousand Dollars ($1,500,000).

Excess Land Cost Rent Reset Date. The "Beckett Lake Facility Excess Land Cost Rent Reset Date" as defined in the Lease.

First Outside Funding Date: Seven (7) months following the Effective Date.

General Contractor: The general contractor selected by Lessee and approved by Lessor in connection with the construction/performance of any approved Capital Additions, including the Capital Addition Project, which approval of such general contractor shall not be unreasonably withheld or delayed so long as such general contractor has all required State and local licenses and permits, is bondable and has sufficient experience with the size, type and scope of the Capital Addition Project.

Governmental Authority: The United States, the state, county, city and political subdivisions in which the Beckett Lake Lodge Facility is located or which exercise jurisdiction over the Beckett Lake Lodge Facility or the construction/perfoiniance of the Capital Addition Project, and any court administrator, agency, department, commission, board, bureau or instrumentality of any of them which exercises jurisdiction over the Beckett Lake Lodge Facility or the construction/perfolinance of the Capital Addition Project.

Lessee's Certificate: A certificate of Lessee, in form and substance reasonably satisfactory to Lessor, stating that to the best of Lessee's knowledge, all labor and material bills of every kind and character incurred by Lessee to the date of such affidavit in connection with the Capital Addition Project have been paid in accordance with the payment provisions of the applicable Construction Contracts except for permitted contests pursuant to Article XII of the Lease and any unpaid bills to be paid from the proceeds of the current Request for Advance, and that the builder's risk insurance described in Section 2.5(d)(i) contains sufficient coverage for the construction/performance of the Capital Addition Project, including the value of materials stored off the Leased Property relating to the Beckett Lake Lodge Facility.

Lessor's Legal Costs: Collectively, the reasonable legal fees, expenses and disbursements to counsel incurred by Lessor in connection with the administration of this Work Letter and the review of diligence materials, documents and other information relating to the Capital Addition Project or otherwise required by this Work Letter.

Lessor's Maximum Cost: The sum of Ten Million Fifty-One Thousand Seven Hundred Fifty-One and No/100ths Dollars ($10,051,751.00) (including the Excess Land Cost).

Lessor's Work Letter Costs: Collectively, Lessor's Legal Costs and the other fees and expenses of and disbursements made by Lessor in connection with the administration of this Work Letter and the performance of its obligations hereunder, including appraisal costs, engineering fees, accountants and other professional fees, environmental audits and travel expenses.

Major Subcontractors: Subcontractors, materialmen and other vendors with Construction Contracts in excess of Twenty Thousand Dollars ($20,000.00).

Offsite Improvements: With respect to the Beckett Lake Lodge Facility, (i) any streets, roads, walks, curbs and the like (whether or not ultimately dedicated for public use and/or maintenances) necessary to provide access to public roads, streets and highways, (ii) any improvements and other works necessary or appropriate for the provision of utilities to the Capital Addition Project and/or the existing Facility and (iii) any other improvements on property other than the Land that are (A) required by Legal Requirements, (B) necessary for the construction/performance of the Capital Addition Project in accordance with the Capital Addition Plans and the applicable provisions of the Lease or this Work Letter, and/or (C) necessary for operation of such Facility (including the Capital Addition Project) for its Primary Intended Use.

Outside Completion Date: June I, 2009.

Prime Rate: As defined in the Lease.

Punch List Items: Minor details of construction, mechanical adjustments or decorations which remain to be completed with respect to the Capital Addition Project following the Completion Date and which do not (i) prevent the issuance of a certificate of occupancy (or the local equivalent thereof) for the Capital Addition Project and/or (ii) materially interfere with Lessee's use of the Beckett Lake Lodge Facility (including the Capital Addition Project) for its Primary Intended Use.

Remaining Funds: The unadvanced portion of Lessor's Maximum Cost, if any.

Request for Advance: Certificates of Lessee and, to the extent applicable, the Architect, in each case on the appropriate American Institute of Architects ("AIA") form, including form G702 together with attached AIA foirn G703 (or equivalent, which AIA form G703 or equivalent shall be modified to include columns for the original estimate of scheduled values for each line item, changes to the scheduled values for each line item and a revised scheduled value for each line item after any such changes) and/or such other form(s) as Lessor may hereafter reasonably request which shall: (i) set forth the Persons to whom money is owed and the amount owed each; (ii) certify among other things that such amounts represent payments due for services actually rendered or materials actually acquired or furnished in connection with the construction/perfonnance of the Capital Addition Project; (iii) state that the sum requested is Capital Addition Project Costs within the Capital Addition Project Budget for such item and that, in the opinion of the Architect (if any) and Lessee, the Remaining Funds are sufficient to complete the Capital Addition Project pursuant to the Capital Addition Plans and to pay for all labor, material and other expenses in connection therewith; (iv) be accompanied by copies of billing statements, fee schedules, documentation supporting costs for which funds are being requested, copies of all subcontracts not previously submitted and vouchers or invoices from the Persons named therein, in form reasonably satisfactory to Lessor; (v) refer to an attached schedule, to be verified by the Architect (if any) or other reliable Person reasonably acceptable to Lessor prior to the advance being requested, identifying in a manner reasonably satisfactory to Lessor all materials not yet affixed or incorporated into the Capital Addition Project but which have been covered by certificates submitted to date, including the current certificate; (vi) contain a statement, to be verified by the Architect (if any) or other reliable Person reasonably acceptable to Lessor prior to the advance being requested, that all such materials not yet affixed or incorporated into the Capital Addition Project have been stored at the Leased Property relating to the Beckett Lake Lodge Facility or at one or more other bonded locations approved by Lessor identified therein (specifying the materials located at each location) under adequate safeguards to minimize the possibility of loss, damage or commingling with other materials or projects, and that builder's risk insurance coverage for such materials stored off the Leased Property relating to the Beckett Lake Lodge Facility is not less than the full insurable value of such materials then being stored off the Leased Property relating to the Beckett Lake Lodge Facility; and (vii) be accompanied by appropriate waivers of lien rights (to the extent not previously received and approved by Lessor) with respect to work and materials for which funds have already been advanced pursuant to this Work Letter, or which were perfoinied or were supplied prior to the Effective Date, executed by the General Contractor (if any) and all contractors, subcontractors, mechanics and materialmen no more than one month in arrears and who have furnished labor or material to date and whose charges are or will be greater than Ten Thousand Dollars ($10,000.00) and, unless Lessee has provided a statutory payment bond in accordance with applicable Legal Requirements, by all other contractors, subcontractors, mechanics and materialmen. Notwithstanding anything set forth herein to the contrary, the Request for Advance for the first advance of funds by Lessor hereunder and for each advance that is for an item on the Capital Addition Project Budget that is not a hard cost shall mean such certificate with respect thereto as Lessor may reasonably request. To the extent that any payment, funding or accrual of Capital Addition Project Costs by Lessor hereunder is attributable or allocable to one or more of the categories comprising the Capital Addition Project, Lessor shall allocate such Capital Addition Project Costs among such categories as Lessor shall reasonably determine.

2.             Capital Addition Project. Without limiting any other obligation or liability of Lessee under the Lease, the following shall apply with respect to the Capital Addition Project and the construction/performance and funding thereof:

2.1           Obligations of Lessee.

(a)           Construction/Performance of Capital Addition Project. Lessee shall be responsible to arrange, supervise, coordinate and carry out all services necessary for the construction, perfoiinance and completion of the Capital Addition Project in accordance with the Capital Addition Plans and the applicable provisions of this Work Letter, and Lessee undertakes and accepts such responsibility with the understanding that all Capital Addition Project Costs up to Lessor's Maximum Cost will be funded by Lessor to Lessee or its designee pursuant to, but subject to the applicable terms of, this Section 2. Lessee shall cause the Capital Addition Project to be completed substantially in accordance with the Capital Addition Plans and the terms of the Construction Contracts for an amount not to exceed the Lessor's Maximum Cost and the Completion Date to occur by the Outside Completion Date. If and to the extent total Capital Addition Project Costs exceed the Lessor's Maximum Cost, Lessee shall pay and shall not be reimbursed for such excess. If and when total Capital Addition Project Costs exceed Lessor's Maximum Cost, Lessee shall thereupon be required to pay to Lessor (rather than accrue as an allowance) damages equal to interest as an Additional Charge, at an annual rate of One Percent (1.0%) over the Prime Rate (but in no event greater than the maximum rate then permitted under applicable law, i.e., Construction Period Interest shall no longer accrue pursuant to Section 2.3(c)) on Lessor's Maximum Cost. Said damages shall accrue on a daily basis and be payable monthly in arrears based on a 360 day year, with the first payment commencing on the last day of the month in which Lessor has advanced to Lessee Lessor's Maximum Cost and thereafter shall continue on the last day of each subsequent month until the Capital Addition Project Rent Reset Date (prorated for any partial month). If total Capital Addition Project Costs do not exceed Lessor's Maximum Cost, Lessee shall not be entitled to any portion of the difference between Lessor's Maximum Cost and total Capital Addition Project Costs.

(b)           Duties and Responsibilities. Without limiting Lessee's obligations under the Lease, the duties and responsibilities of Lessee with respect to the Capital Addition Project shall specifically include the following:

(i)             To prepare the Capital Addition Project Budget;

(ii)            Subject to the other provisions of this Work Letter, to negotiate and enter into Construction Contracts and other agreements necessary for construction/performance of the Capital Addition Project in accordance with the Capital Addition Plans, which such contracts, by their terms, may be assigned by Lessee to Lessor;

(iii)           To establish operating procedures and a system of records and accounts suitable for record keeping during construction/performance satisfactory to Lessor;

(iv)           To administer and monitor the performance under all Construction Contracts and other agreements relating to the construction/performance of the Capital Addition Project and the monthly reporting of the status of estimated costs of completing the same in relation to the Capital Addition Project Budget and other applicable budgets;

(v)            To manage and coordinate any contractors, engineers and other consultants and monitor their compliance with their respective contracts or agreements;

(vi)           To monitor and review and, when necessary in the reasonable business judgment of Lessee, propose changes in the Capital Addition Plans or in any budget relating to the construction/performance of the Capital Addition Project;

(vii)          To review and make a recommendation to Lessor with respect to payment of all applications for payment under the Construction Contracts and other agreements relating to the construction/performance of the Capital Addition Project and make payments of any and all bills, invoices or other matters calling for payment by Lessee or Lessor or for the Lessor's account to the extent provided to Lessee in connection with the construction/performance of the Capital Addition Project, all in accordance with the provisions of this Section 2;

(viii)         To coordinate with the Architect and any inspecting engineer employed by Lessor in the performance of periodic inspections of the Property in order to confirm that the materials furnished and work performed are in accordance with the Capital Addition Plans and that the work on the Capital Addition Project is progressing on schedule;

(ix)           To stop the work and cause the correction of any defect in the materials or workmanship furnished by any contractor or of any failure by any contractor to perform its obligations under its Construction Contract and to promptly inform Lessor of any instances of faulty materials and/or workmanship;

(x)            To make available to Lessor, upon request, the identities of and copies of contracts with all subcontractors and any other Person supplying labor or materials for the construction/performance of the Capital Addition Project; and

(xi)           To use good faith efforts to obtain all approvals necessary to construct/perform the Capital Addition Project and to operate the Facility for its Primary Intended Use.

(c)           Performance of Duties. Lessee agrees that, subject to the performance by Lessor of its obligations under this Section 2, Lessee shall act in good faith with prudence and diligence in performing its duties and responsibilities under this Work Letter, with respect to the Capital Addition Project.

2.2    Completion Guarantee.

(a)           Construction and Cost Guarantee. Lessee unconditionally guarantees to Lessor (i) the construction/perfonnance of the Capital Addition Project in accordance with the Capital Addition Plans and all covenants and obligations of Lessee under the Lease and this Work Letter, by the Outside Completion Date (subject only to the performance by Lessor of its obligations under this Section 2) and (ii) the payment without demand, and without right to reimbursement therefor, of all development, construction and related costs of the Capital Addition Project incurred for any reason whatsoever in excess of the Lessor's Maximum Cost.

(b)           Failure to Construct. If for any reason or under any contingency any contractor shall default under a Construction Contract, fail to commence, or abandon construction of, the Capital Addition Project, or fail to complete the Capital Addition Project within the maximum construction time in accordance with the terms of the Construction Contracts, then in any such event, without the need of any demand by Lessor, Lessee shall assume from such contractor(s) all responsibility for and control over the construction, perfoiniance and completion of the Capital Addition Project and shall cause the Capital Addition Project to be fully completed in accordance with this Work Letter on or before the Outside Completion Date, other than Punch List Items. Without limiting any other right or remedy of Lessor under the Lease, if Lessee fails to complete the Capital Addition Project in accordance with the Capital Addition Plans prior to the Outside Completion Date other than the Punch List Items, Lessor, at Lessor's option, shall have the right to complete the Capital Addition Project in accordance with the Capital Addition Plans and expend such sums as Lessor reasonably deems proper in order so to complete the Capital Addition Project. The amount of any and all expenditures made by Lessor pursuant to this clause (b) which, when combined with all Capital Addition Project Costs previously funded by Lessor, are in excess of Lessor's Maximum Cost, shall be due and payable by Lessee to Lessor upon five (5) Business Days' notice by Lessor as an Additional Charge, together with interest thereon from the date of such expenditure to the date paid by Lessee at the Overdue Rate (but in no event greater than the maximum rate of interest then permitted by law). Said interest shall accrue on a daily basis. Upon any assumption by Lessor of the obligation to complete the Capital Addition Project as provided herein, Lessee shall forthwith surrender and deliver to Lessor, or Lessor's designee, any funds which have been received from Lessor but have not been disbursed by Lessee, and all records, plans, specifications, permits and other governmental approvals, purchase agreements, contracts, receipts for deposits, unpaid bills and all other records, papers and documents in the possession of Lessee relating to the Capital Addition Project.

(c)           Completion of Punch List Items. All Punch List Items, other than those reasonably requiring more than thirty (30) days to complete due to long scheduling or ordering time or other reasonable factors, shall be completed within thirty (30) days after the Completion Date, but in no event later than thirty (30) days after the Outside Completion Date. Any Punch List Items reasonably requiring more than thirty (30) days to complete shall be diligently pursued and completed as promptly as practicable, but in no event later than sixty (60) days after the Outside Completion Date.

2.3           Treatment of Accrued Amounts. Lessor and Lessee acknowledge that Lessor is funding the Capital Addition Project Costs and supervising the construction of the Capital Addition Project for its own account, and that if Lessor were to obtain funds from a third-party lender or a third-party manager were to supervise the construction, Lessor would be required to pay various amounts as fees or interest to such lender or manager, as applicable. Accordingly, Lessor and Lessee agree that for purposes of determining the Capital Addition Project Costs, the cost of the Capital Addition Project shall be deemed to include such amounts that would have been payable by Lessor had the construction been funded and supervised by a third party, provided, however, that, except as otherwise provided herein, no such amounts actually shall be paid by Lessee to Lessor. The amounts described in the preceding sentence shall include the following:

(a)           Construction Administration. From and after the Effective Date until the Completion Date, an allowance for construction administration equal to $1,650.00 per month for the costs associated with the administration of the provisions of this Work Letter and the making of advances hereunder. Such amount shall be included within Capital Addition Project Costs and shall be a line item on the Capital Addition Project Budget.

(b)           Allowance for Points. On the Effective Date, an allowance for points under this Work Letter in an amount equal to One and One-Half Percent (1.5%) of Lessor's Maximum Costs. Such amount shall be included within Capital Addition Project Costs and shall be a line item on the Capital Addition Project Budget.

(c)           Construction Period Interest. Except as otherwise provided in Section 2.1(c), from and after the Effective Date until the Completion Date, an allowance equal to the Construction Period Interest. Such amount shall be included within the Capital Addition Project Costs and shall be a line item on the Capital Addition Project Budget.

(d)           Excess Land Carry Allowance. From and after the Original Lease Commencement Date with respect to the Beckett Lake Lodge Facility until the Excess Land Cost Rent Reset Date, an allowance equal to the Excess Land Carry Allowance. Such amount shall be included within the Capital Addition Project Costs and shall be a line item on the Capital Addition Project Budget.

2.4           Development Fee. For services previously performed by and to be performed by Lessee in order to enable Lessee to perform its obligations under this Work Letter, Lessor shall pay to Lessee a development fee equal to Two Percent (2%) of the lesser of (i) all Capital Addition Project Costs and (ii) Lessor's Maximum Costs. The development fee will be payable to Lessee Twenty-Five Percent (25%) with the first advance of funds by Lessor hereunder following the date Lessee commences construction of the Capital Addition Project, Twenty-Five Percent (25%) with the advance of funds by Lessor hereunder immediately following the date that Lessee achieves Fifty Percent (50%) completion of the Capital Project, and the balance shall be paid with the final advance of funds by Lessor hereunder following the Completion Date. For purposes of this Section 6.1, the phrase "commences construction" shall mean the date Lessee first commences physical site work in connection with the construction of the Capital Project. Such development fee shall be included within Capital Addition Project Costs and shall be a line item on the Capital Addition Project Budget. Notwithstanding the foregoing, in no event shall Lessee be entitled to receive any portion of the development fee if the payment of such portion would cause the total of all Capital Addition Project Costs funded or accrued by Lessor hereunder to exceed Lessor's Maximum Cost or at any time after an Event of Default has occurred and is continuing under the Lease. For the sole purpose of estimating the amount Lessor shall pay to Lessee for each of the first two installments of the development fee pursuant to this Section 2.4, said installments will be based on Two Percent (2%) of Lessor's Maximum Costs.

2.5           Other Covenants of Lessee.

(a)           Construction/Performance of the Capital Addition Project. Construction/performance of the Capital Addition Project will be prosecuted by Lessee in accordance with the Capital Addition Plans in a good and workmanlike manner and in accordance with sound building and engineering practices and all applicable Legal Requirements and all restrictive covenants affecting the Leased Property relating to the Beckett Lake Lodge Facility. All materials, fixtures or articles used in the construction/performance of the Capital Addition Project, or to be used in the operation thereof shall be substantially in accordance with the Capital Addition Plans as approved by Lessor. Lessee shall ensure that no asbestos or asbestos-containing materials or other Hazardous Substances will be contained in the completed Capital Addition Project. Lessee will complete the construction/performance of the Capital Addition Project substantially in accordance with the Capital Addition Plans on or before the Outside Completion Date, free and clear of liens or claims for liens for material supplied and for labor or services performed in connection with the construction of the Capital Addition Project (except for permitted contests pursuant to Article XII of the Lease).

(b)           Legal Requirements. Lessee will cause all Legal Requirements and all restrictive covenants affecting the Leased Property to be complied with promptly, and Lessor will be furnished, on demand, evidence of such compliance.

(c)           Change Orders, Defects.

(i)             Lessee may, without obtaining the prior written approval of Lessor, change the Capital Addition Plans, permit the Capital Addition Plans to be changed or permit construction/performance of the Capital Addition Project other than in accordance with the Capital Addition Plans; provided, however, that if (1) any such change would (w) change the basic structure or character of the Beckett Lake Lodge Facility; (x) change the appearance of the Beckett Lake Lodge Facility; (y) change or reduce the quality of the basic building systems, including the mechanical, electrical, sprinkler, plumbing, life-safety, heating, air conditioning and ventilation systems within the Beckett Lake Lodge Facility or (z) result in an item of the Capital Addition Project not being performed, (2) any single change in the Capital Addition Plans involves an amount in excess of Ten Thousand Dollars ($10,000.00), (3) any number of changes in the Capital Addition Plans involves in the aggregate an amount not in excess of Twenty-Five Thousand Dollars ($25,000.00), or (4) any such change in the Capital Addition Plans which results in the Capital Addition Project Costs exceeding the Lessor's Maximum Cost, then in any such event Lessee must obtain the prior written approval of Lessor prior to implementing such change, which approval may be given or withheld in the sole and absolute discretion of Lessor.

(ii)            Lessee will at its sole cost and expense and not as part of the Capital Addition Project Costs correct or cause to be corrected any defect in the Capital Addition Project or any departure from the Capital Addition Plans not approved by Lessor or permitted herein without such approval or any encroachment by any part of the Capital Addition Project on or over any building lines, easements, property lines or other restricted areas which any survey or inspection reflects.

(d)           Construction Insurance. To the extent not already maintained or covered by Lessee pursuant to Article XIII of the Lease, Lessee will at all times maintain or cause to be maintained the following insurance during the construction/performance of the Capital Addition Project (including through the date of completion of the Punch List Items):

(i)             Builder's risk insurance covering the construction/performance of the Capital Addition Project, in a face amount of not less than the full insurable value of the Capital Addition Project and materials supplied in connection therewith, with appropriate provisions made to include coverage of materials stored off the Leased Property relating to the Beckett Lake Lodge Facility in an amount not less than the full insurable value of such materials stored off the Leased Property relating to the Beckett Lake Lodge Facility from time to time.

(ii)           Errors and omissions insurance by any Architect in an amount at least equal to One Million Dollars ($1,000,000) which can be applied to the construction/performance of the Capital Addition Project, covering the entire period of design and construction/performance of the Capital Addition Project, including completion of the Punch-List Items.

(iii)           Workers' compensation coverage and any other insurance coverage required by Legal Requirements for all Persons employed in connection with the Capital Addition Project in accordance with all Legal Requirements.

All such insurance maintained or caused to be maintained by Lessee pursuant to clauses (i), (ii), and (iii) of this clause (d) shall be on an occurrence (as opposed to claims made) basis and shall name Lessor as an additional insured. All insurance maintained or caused to be maintained by Lessee pursuant to clause (i) of this clause (d) shall name Lessee, Lessor and any General Contractor or other contractor, jointly, as loss payee. In addition, all such insurance to be maintained or caused to be maintained by Lessee shall otherwise, to the extent applicable, comply with the provisions of and shall be in addition to the insurance specified in Article XIII of the Lease.

(e)           Performance and Payment Bond. Lessee shall procure or cause to be procured a performance and payment bond for the total amount of the hard construction costs (including labor and materials) to be set forth in the Capital Addition Project Budget. Such performance and payment bonds shall name Lessor as an additional obligee and be in form and substance and from an institution reasonably satisfactory to Lessor.

Indemnification. Without in any way limiting any other indemnification obligation of Lessee under the Lease, and notwithstanding the existence and without regard to the policy limits of any insurance required to be maintained pursuant to the Lease or subsection (d) above and notwithstanding the existence and without regard to the amount of bond required pursuant to subsection (s) above, Lessee shall protect, defend, indemnify and hold harmless Lessor from and against, and reimburse Lessor for, any and all actions, causes of action, obligations, actual damages, penalties, suits, debts, losses, costs, expenses, liabilities, claims or demands whatsoever, at law or in equity (including reasonable attorneys' fees and expenses and Environmental Costs imposed on, incurred by or asserted against Lessor in connection with or with respect to the construction/perfoimance of the Capital Addition Project and any loss in value of or title to the Leased Property of the Beckett Lake Lodge Facility resulting therefrom, including arising from:

(i)            any breach of any of the provisions of this Work Letter by Lessee;

(ii)           any misstatements or inaccuracies made by or on behalf of Lessee contained within or other matters arising out of any applications for building, foundation, grading or other permits and/or authorizations necessary for the construction/performance of the Capital Addition Project, including those required for the use and operation of the Beckett Lake Lodge Facility for its Primary Intended Use, whether filed or submitted to the applicable Governmental Authority in the name of Lessor or Lessee; or

(iii)           any act or omission of Lessee, the Architect, the General Contractor, or any other contractor, subcontractor or supplier of materials or other Person in connection with the construction/performance of the Capital Addition Project.

(g)           Liens on Materials. Lessee shall not at any time during the performance of the work, make or cause to be made, or permit any General Contractor or any other contractor to make, any contract for materials or equipment of any kind or nature whatsoever to be incorporated in or to become a part of the Leased Property relating to the Beckett Lake Lodge Facility, title to which is not good or which is subject to any lien or title retention arrangement other than inchoate mechanic's liens. Lessee will deliver to Lessor, on demand, true copies of any contracts, bills of sale, statements, receipted vouchers, or agreements, under which Lessee claims title to any materials, fixtures, or articles used in the construction/perfoimance of the Capital Addition Project.

(h)           Storage of Materials. Lessee will cause all materials acquired or furnished in connection with the construction/performance of the Capital Addition Project, but not affixed or incorporated into the Leased Property relating to the Beckett Lake Lodge Facility, to be stored at the Leased Property relating to the Beckett Lake Lodge Facility or at bonded locations reasonably approved by Lessor, in each case under adequate safeguards to minimize the possibility of loss, theft, damage or commingling with other materials or projects. Lessee will employ suitable means to protect from theft or vandalism the Leased Property relating to the Beckett Lake Lodge Facility and ail tools and building materials stored on the Leased Property relating to the Beckett' Lake Lodge Facility.

(i)           Inspections. Without limiting any of Lessor's rights or remedies under the Lease, at any time during regular business hours and upon reasonable oral or written notice to Lessee, Lessor and/or its representatives will be permitted to enter upon the Leased Property relating to the Beckett Lake Lodge Facility and any other location where materials for the Capital Addition Project are being stored to inspect the same and all materials to be used in the construction/performance thereof, and to examine all detailed plans and shop drawings which are or may be kept at the construction site, provided that in so doing, Lessor shall not unreasonably interfere with the construction/performance of the Capital Addition Project. Upon request, Lessor will be furnished with reasonable information regarding the construction/performance of the Capital Addition Project from Lessee, any Architect, any General Contractor and any -other contractors or subcontractors.

Notices. Without limiting any other obligation of Lessee under the Lease, Lessee will furnish Lessor with a copy of any (A) notice or claim made by any Governmental Authority pertaining to the Leased Property relating to the Beckett Lake Lodge Facility, (B) any notice of any termination, late payment or other material aspect of any Construction Contract involving more than Ten Thousand Dollars ($10,000.00), together with a copy of each such Construction Contract and (C) any fire, casualty, notice of any condemnation or other event materially affecting the Leased Property relating to the Beckett Lake Lodge Facility.

(k)           Use of Funds, Deficiency.

(i)            Lessee shall expend all the proceeds of each advance hereunder for Capital Addition Project Costs in amounts and for the purposes to be provided in the Capital Addition Project Budget and for no other purpose whatsoever.

(ii)           Lessee will promptly advise Lessor if and when (1) Capital Addition Project Costs shall exceed or appear likely to exceed the Lessor's Maximum Cost or (2) Capital Addition Project Costs with respect to any particular item to be included in the Capital Addition Project Budget shall exceed or appear likely to exceed the amount specified for any such item in the Capital Addition Project Budget, and shall give Lessor sufficiently detailed information with respect thereto.

(iii)           If, in the reasonable good faith judgment of Lessor, it appears at any time or from time to time that the Remaining Funds will be insufficient to complete the construction/perfoiniance of the Capital Addition Project substantially in accordance with the Capital Addition Plans on or before the Outside Completion Date, and to pay for all Capital Addition Project Costs incurred in connection with such construction/performance, or if any other expenses are required for such completion which were not scheduled in the Capital Addition Project Budget, Lessor may request that Lessee demonstrate that the Remaining Funds are sufficient for such completion and payment. If Lessee does not so demonstrate to Lessor's reasonable satisfaction within ten (10) days of receipt of Lessor's request to do so, then Lessee shall make arrangements for additional monies to be made available as shall, in the reasonable good faith judgment of Lessor, when added to the Remaining Funds, be sufficient so as to complete and/or pay for the construction/performance of the Capital Addition Project. Such additional monies of Lessee shall be applied for payment of costs prior to Lessor advancing any additional funds under this Work Letter.

(l)           Construction Contract with General Contractor. Notwithstanding anything to the contrary in this Work Letter, the Construction Contract with the General Contractor shall specifically include, in substance, the following:

(i)            Lessor and Lessee shall be entitled to review (a) each subcontract to establish the true value of each line item in the Construction Contract with the General Contractor and (b) each monthly draw request from each subcontractor.

(ii)           If the present budgeted value of any line item in the Construction Contract with the General Contractor is higher than the "buyout" value of the subcontract represented by that line item, the excess amount will be subtracted from such line item and added to the "Contingency" line item in the Construction Contract with the General Contractor.

(iii)           If the "buyout" value of any subcontract is higher than the line item therefor in the Construction Contract with the General Contractor, the excess will be subtracted from the Contingency line item in the Construction Contract with the General Contractor and added to the line item represented by such subcontract and funded or accrued as if such amount was originally included in such line item.

(iv)           Except as provided in subsection (iii) above, no portion of the "Contingency" line item in the Construction Contract with the General Contractor will be released to the General Contractor until the last to occur of (a) the Completion Date, (b) all Punch List Items have been completed and (c) the date Lessor and/or Lessee receives (1) all lien releases required hereunder, (2) an "As-Built" set of plans and specifications, (3) an ALTA "As-Built" survey and (4) such other documents as Lessor and/or Lessee may reasonably request.

(v)            The General Contractor's profit line item and general condition line item (but not including bonds, permits or move-in expenses) will be paid based upon the percentage of completion of all line items as of the date of such payment.

(m)           Documents at Completion. Without limiting any provisions of this Work Letter, from time to time as requested by Lessor and as soon as practicable following the Completion Date, Lessee shall supply or cause to be supplied to Lessor such reasonable documents and information pertaining to the Capital Addition Project and the construction, performance and/or completion of the same as Lessor shall request, including those documents and information described on Schedule 1 attached hereto.

(n)           Assignment of Construction Contracts. At the reasonable request of Lessor, Lessee shall assign to Lessor each Construction Contract to which Lessee is a party utilizing an assignment instrument in form and substance acceptable to Lessor and shall use commercially reasonable efforts to cause each other party to such Construction Contract to consent to such assignment, if required by the terms thereof.

2.6           Additional Events of Default. In addition to and without limiting the "Events of Default" set forth in the Lease, any one or more of the following shall also constitute an "Event of Default" under the Lease:

(a)            Lessee fails to perform any of the obligations to be perfoiiued by Lessee under this Work Letter with respect to the Capital Addition Project, and such failure is not cured within thirty (30) days after notice thereof from Lessor or, if such failure cannot reasonably be cured within such thirty (30) day period, such longer period as reasonably may be required to remedy such default as long as Lessee has commenced such cure within such thirty (30) day period, thereafter diligently prosecutes such cure and completes such cure not later than sixty (60) days after notice from Lessor but in any event prior to the Outside Completion Date; or

(b)           Lessee fails to satisfy any condition to an advance under this Work Letter for a period in excess of thirty (30) days, or, if such failure cannot reasonably be cured within such thirty (30) day period, such longer period as reasonably may be required to remedy such failure as long as Lessee has commenced such cure within such thirty (30) day period, thereafter diligently prosecutes such cure and completes such cure within sixty (60) days but in any event prior to the Outside Completion Date; or

(c)           Lessee uses any monies advanced by Lessor under this Work Letter for any purpose other than as allowed or contemplated under this Work Letter; or

(d)           Except as a result of a casualty, Condemnation or other reason provided for under Section 45.1.16 of the Lease, work on the Capital Addition Project ceases for thirty (30) consecutive days for any reason after commencement thereof; or

(e)           The Completion Date does not occur by the Outside Completion Date, free and clear of mechanics', materialmen's and other liens (other than except for permitted contests pursuant to Article XII of the Lease); or

(0             Except for change orders allowed pursuant to the provisions of this Work Letter, Lessee modifies or amends in any material respect, or teiminates any Construction Contract without Lessor's written consent, which such consent shall not be unreasonably withheld or unduly delayed; or

(g)            Except for permitted contests pursuant to Article XII of the Lease, any mechanics', materialmen's or other lien is filed or asserted against the Leased Property relating to the Beckett Lake Lodge Facility, or any part thereof, and is not removed within 20 days of its filing or assertion, or any suit or other proceeding is instituted to enforce or foreclose such a lien, and such suit or proceeding is not dismissed within 20 days from its commencement.

2.7	Advances of Funds by Lessor.

(a)           Funding. Subject to the satisfaction by Lessee of the conditions set forth in Section 2.8 of this Work Letter and the other provisions of this Work Letter, Lessor will advance to Lessee funds up to the Lessor's Maximum Cost (less all costs, fees, allowances and charges of Lessor which are included within Capital Addition Project Costs) for the purpose of paying or reimbursing Lessee for the payment of the Capital Addition Project Costs. Notwithstanding anything to the contrary, all costs, including Excess Land Cost, allowances (including those provided pursuant to Section 2.3), and charges by Lessor shall be deemed funded or accrued by Lessor for purposes of this Work Letter and the Lease as of the applicable date provided in this Work Letter, irrespective of whether Lessee satisfies any or all of the conditions set forth in this Work Letter for funding of Capital Addition Project Costs.

(b)           Limitation of Funding Obligation. Lessor shall not be obligated to advance to Lessee any sums (i) in excess of the Lessor's Maximum Cost, or (ii) for which a Request for Advance is received more than sixty (60) days after the Outside Completion Date, or (iii) when any of the conditions set forth in Section 2.8 of this Work Letter have not been met or fulfilled, or (iv) if Lessee has not satisfied the conditions set forth in Section 2.8 of this Work Letter and delivered to Lessor its first Request for Advance on or prior to the First Outside Funding Date.

(c)           Advances of Funds by Lessor. Draw requests will be reviewed monthly and will be based on the prorata share completion to date of each construction line item to be listed in the Capital Addition Project Budget. All advances of funds under this Work Letter shall be made by Lessor in accordance with a Request for Advance. Each Request for Advance shall be honored within ten (10) Business Days of receipt of the same delivered in accordance with the Notice provisions of the Lease together with the information required therein, subject, however, to the limitations herein. In no event shall Lessor be required to make any advance for a particular line item which, when aggregated with prior advances, is in excess of the Capital Addition Project Budget for such line item except to the extent amounts from contingency line items are unused and/or to the extent savings, in Lessor's reasonable good faith discretion, in other budget line items remain unused. Lessor shall issue checks payable to, or otherwise advance funds to, Lessee, the payees designated in a Request for Advance or jointly to Lessee and such payees, as Lessor shall reasonably determine. Advances of funds to such payees or jointly to Lessee and any such payee shall constitute an advance hereunder as though advanced directly to Lessee.

(d)           Holdbacks. Any advances for costs and expenses of labor and materials connected with the construction/performance of the Capital Addition Project shall be limited to Ninety Percent (90%) of such costs and expenses and shall be made in accordance with the payment schedule of the Construction Contract with any General Contractor or other contractor. Upon Ninety Percent (90%) completion of the Capital Addition Project as reasonably determined by Lessor, the retainage shall be reduced to Five Percent (5%). The final advance of proceeds representing the then remaining retainage for any particular item will not be made until the last to occur of (i) the Completion Date, (ii) completion of all Punch List Items and (iii) the date Lessor receives, as applicable, (1) all final lien releases and waivers provided for herein, (2) an "As-Built" set of plans and specifications (if reasonably requested by Lessor based upon the nature of the Capital Addition Project), and (3) an ALTA "As-Built" survey (if reasonably requested by Lessor based upon the nature of the Capital Addition Project), and (4) such other documents as Lessor may reasonably request. In no event shall any portion of such retainage be paid if any mechanics' and/or materialmen's liens or other encumbrances have been filed and remain on the Leased Property relating to the Beckett Lake Lodge Facility (except for permitted contests pursuant to Article XII of the Lease).

2.8           Conditions to Lessor Obligations to Advance Funds. Lessor shall not be obligated to make any advance of funds under this Work Letter, including the first advance, unless and until the following conditions shall have been satisfied (with proof thereof in form and sufficiency as may be reasonably requested by Lessor):

(a)           Approvals/Entitlements. To the extent not theretofore received and approved by Lessor and to the extent of a material change not permitted herein without approval, Lessor shall have received and approved, which such approval by Lessor shall not be unreasonably withheld or unduly delayed, (i) the Capital Addition Plans; (ii) the Capital Addition Project Budget(s); (iii) all Construction Contracts with any General Contractor, any Architect and any other contractor or material supplier that may be reasonably requested by Lessor; and (iv) all authorizations and permits required by any Governmental Authority or third party (including, if applicable, by the ground lessor under each Ground Lease) for the construction/performance of the Capital Addition Project, including building and grading permits, a foundation letter (if applicable to the Capital Addition Project) and such other authorizations and permits as are required for the use and operation of the Beckett Lake Lodge Facility for its Primary Intended Use, which are presently procurable. Lessor's approval of the Construction Contracts may be conditioned upon Lessor's review of competing bids for work proposed to be performed by the General Contractor, Architect and any other subcontractor or material supplier.

(b)           Utilities and Access. To the extent applicable to the Capital Addition Project as reasonably determined by Lessor, Lessor shall have received evidence reasonably satisfactory to Lessor that (i) all existing public utilities, including telephone, water, sewage, electricity and gas are adequate for the Beckett Lake Lodge Facility; and (ii) all existing means of ingress and egress, parking, access to public streets and drainage facilities are adequate for the Beckett Lake Lodge Facility.

(c)           Soils and Other Tests. To the extent applicable to the Capital Addition Project as reasonably determined by Lessor, Lessor shall have received and approved (such approval not to be unreasonably withheld) test borings, engineering reports and such other site analysis as Lessor may require, all of which must indicate that the soil is adequate for the proposed construction/performance of the Capital Addition Project in accordance with the Capital Addition Plans.

(d)           Insurance. Lessor shall have received certificates with respect to the insurance required to be carried by Lessee or other Persons pursuant to Section 2.5(d) above, together with evidence satisfactory to Lessor that the premiums therefor have been paid in full.

Payment and Performance Bond(s). Lessor shall have received the payment and performance bond(s) fulfilling the requirements set forth in
Section 2.4(s) above and shall have made arrangements, to the extent applicable and prescribed by Legal Requirements, for the recordation and/or filing of the same for recordation in the Official Records in the County in which the Land relating to the Beckett Lake Lodge Facility is located, along with a copy of the approved Construction Contract with the General Contractor.

No Default. No Event of Default shall have occurred under the Lease (including this Work Letter) and no event or condition shall exist which, with notice and/or lapse of time, or both, would constitute such an Event of Default under the Lease (including this Work Letter).

Condemnation; Casualty. No Condemnation shall be pending or threatened and no casualty shall have occurred, in either case with respect to the Leased Property relating to the Beckett Lake Lodge Facility or any portion thereof

(h)           Other Documents and Assurances. Lessor shall have received such other documents and assurances as Lessor shall have reasonably requested, including any endorsements to Lessor's existing policy of title insurance updating the same without any additional exception except as may be reasonably approved by Lessor and increasing the policy limit thereof to an amount equal to the Capital Addition Project Costs funded or accrued by Lessor.

(i)            Request for Advance. Lessor shall have received and approved (A) a Request for Advance accompanied by all necessary documents and certificates as set forth in the definition thereof; (B) a Lessee's Affidavit; and (C) to the extent applicable, a certificate from the Architect, or if no Architect, from an officer of Lessee or any other reliable Person acceptable to Lessor, to the effect that in such Person's opinion (1) the construction/performance of the Capital Addition Project theretofore performed is in accordance with the Capital Addition Plans and (2) the amount requested is appropriate in light of the percentage of construction completed and amount of stored material.

Architect, Contractor Letters. Lessor shall have received from each of the Architect, General Contractor, and major subcontractors a letter, in form and substance satisfactory to Lessor, which, among other things, (i) states that, in the event of a default by Lessee under the contract with the undersigned, the undersigned agrees to perform for Lessor at Lessor's request under the terms of the applicable Construction Contract, (ii) to the best knowledge of the undersigned certifies to Lessor that the Capital Addition Plans comply with all Legal Requirements, and that the work performed by the undersigned has been completed in accordance with the Capital Addition Plans, and (iii) confirms such other matters consistent with the terms and provisions of this subsection (j).

(k)            Proceedings. Lessor shall have reviewed and approved all corporate proceedings to be taken by Lessee and Guarantor in connection with the transactions contemplated under the Lease and this Work Letter.

2.9           Miscellaneous Provisions Applicable to Capital Addition Project.

(a)           Ownership of Capital Addition Project. At all times the Capital Addition Project shall be owned entirely by Lessor subject to the leasehold interest of Lessee under the Lease with respect to the Capital Addition Project. Upon the request of Lessor, Lessee shall execute and/or cause any Affiliate of Lessee to execute such documents as Lessor may reasonably request evidencing and confirming Lessor's ownership of such Capital Addition Project.

(b)           Advance Not a Waiver. No advance of funds under this Work Letter shall constitute a waiver of any of the conditions to Lessor's obligation to make further advances nor, if Lessee is unable to satisfy any such condition, shall any such advance have the effect of precluding Lessor from thereafter declaring such inability to be an Event of Default under the Lease.

(c)           Conditions for Benefit of Lessor. All conditions to the obligations of Lessor hereunder are imposed solely for the benefit of Lessor and no other Person shall have standing to require satisfaction of such conditions.

(d)           Compliance Responsibility. Notwithstanding the review and approval by Lessor of the Capital Addition Plans or any other matter, Lessor shall have no responsibility for compliance by the Leased Property relating to the Beckett Lake Lodge Facility, the Capital Addition Project or the construction/perfoimance of the Capital Addition Project with Legal Requirements, sound architectural or engineering practices or other matters.

(e)           Notices. Any Notices with respect to Request for Advances and/or change orders (only) shall be sent to Lessor in accordance with the provisions for notices in the Lease, except that the same shall be sent to the following address:

If to Lessor:	c/o Health Care Property Investors, Inc.
with a copy to:	3760 Kilroy Airport Way, Suite 300
Long Beach, California 90806
Attn: Legal Department
Fax: (562) 733-5200

Latham & Watkins LLP
650 Town Center Drive, 20th Floor
Costa Mesa, California 92626
Attn: David C. Meckler, Esq.
Fax: (714) 755-8290

(0             Offset. Upon the happening of any Event of Default, Lessor may offset any amounts owed to Lessee or any Affiliate of Lessee from Lessor or any Affiliate of Lessor against any monies due from Lessee to Lessor hereunder.

(g)           Attorneys' Fees and Costs. Subject to Lessor's funding obligations under this Work Letter, Lessee shall pay to Lessor all of Lessor's attorneys' fees and other costs and expenses expended or incurred in connection with (A) amendments or other modifications to any of the Construction Contracts or the Capital Addition Plans; and (B) any other matter related to the construction/ performance of the Capital Addition Project.

(h)           Incorporation. This Work Letter is incorporated into and shall form a part of the Lease.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Work Letter as of the Effective Date.

LESSOR:	HEALTH CARE PROPERTY INVESTORS, INC.,
a Maryland corporation

	By:	/s/ Paul Gallagher
Paul Gallagher
	Its:	Executive Vice President

WITNESSES

/s/ Sandra Burg
(signature)
	Name:	Sandra Burg
(print)

/s/ Michelle Peffer
(signature)
	Name:	Michelle Peffer
(print)

WESTMINSTER HCP, LLC,
a Delaware limited liability company

	By:	HCPI/Tennessee, LLC,
a Delaware limited liability company,
its Sole Member.

	By:	Health Care Property Investors, Inc.,
a Maryland corporation,
its Managing Member

	By:	/s/ Paul Gallagher
Paul Gallagher

	Its:	Executive Vice President

WITNESSES

/s/ Sandra Burg
(signature)
	Name:	Sandra Burg
(print)

/s/ Michelle Peffer
(signature)
	Name:	Michelle Peffer
(print)

LESSOR (Continued):	TEXAS HCP HOLDING, L.P.,
a Delaware limited partnership

	By:	Texas HCP G.P., Inc.,
a Delaware corporation

	By:	/s/ Paul Gallagher
Paul Gallagher
	Its:	Executive Vice President

WITNESSES

/s/ Sandra Burg
(signature)
	Name:	Sandra Burg
(print)

/s/ Michelle Peffer
(signature)
	Name:	Michelle Peffer
(print)

HCP AL OF FLORIDA, LLC,
a Delaware limited liability company

	By:	Health Care Property Investors, Inc.,
a Maryland corporation,
its Managing Member

	By:	/s/ Paul Gallagher
Paul Gallagher

	Its:	Executive Vice President

WITNESSES

/s/ Sandra Burg
(signature)

	Name:	Sandra Burg
(print)
/s/ Michelle Peffer
(signature)

	Name:	Michelle Peffer
(print)

LESSEE:	LH ASSISTED LIVING, LLC,
a Delaware limited liability company

	By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Carol Phillips
(signature)
	Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
	Name:	Melanie Werdel
(print)

SUMMERVILLE AT COBBCO, INC.,
a California corporation

	By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Carol Phillips
(signature)
	Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
	Name:	Melanie Werdel
(print)

LESSEE (Continued):	SUMMERVILLE AT HILLSBOROUGH, L.L.C.,
a New Jersey limited liability company

	By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Carol Phillips
(signature)
	Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
	Name:	Melanie Werdel
(print)

SUMMERVILLE AT OCOEE, INC.,
a Delaware corporation

	By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Carol Phillips
(signature)
	Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
	Name:	Melanie Werdel
(print)

LESSEE (Continued):	SUMMERVILLE AT PORT ORANGE, INC.,
a Delaware corporation

	By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Carol Phillips
(signature)
	Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
	Name:	Melanie Werdel
(print)

SUMMERVILLE AT PRINCE WILLIAM, INC.,
a Delaware corporation

	By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Carol Phillips
(signature)
	Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
	Name:	Melanie Werdel
(print)

LESSEE (Continued):	SUMMERVILLE AT STAFFORD, L.L.C.,
a New Jersey limited liability company

	By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Carol Phillips
(signature)
	Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
	Name:	Melanie Werdel
(print)

SUMMERVILLE AT VOORHEES, L.L.C.,
a New Jersey limited liability company

	By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Carol Phillips
(signature)
	Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
	Name:	Melanie Werdel
(print)

LESSEE (Continued):	SUMMERVILLE AT WESTMINSTER,INC.,
a Maryland corporation

	By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Carol Phillips
(signature)
	Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
	Name:	Melanie Werdel
(print)

SUMMERVILLE AT PINELLAS PARK, LLC,
a Delaware limited liability company

	By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Carol Phillips
(signature)
	Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
	Name:	Melanie Werdel
(print)

LESSEE (Continued):	SUMMERVILLE AT OCALA WEST, LLC,
a Delaware limited liability company

	By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Carol Phillips
(signature)
	Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
	Name:	Melanie Werdel
(print)

SUMMERVILLE AT CY-FAIR ASSOCIATES, L.P.,
a Delaware limited partnership

	By:	Summerville at CY-Fair, LLC,
a Delaware limited liability company,
Its General Partner

	By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Carol Phillips
(signature)
	Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
	Name:	Melanie Werdel
(print)

LESSEE (Continued):	SUMMERVILLE AT FRIENDSWOOD
ASSOCIATES, L.P.,
a Delaware limited partnership

	By:	Summerville at Friendswood, LLC,
a Delaware limited liability company,
Its General Partner

	By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Carol Phillips
(signature)
	Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
	Name:	Melanie Werdel
(print)

SUMMERVILLE AT NEW PORT RICHEY, LLC,
a Delaware limited liability company

	By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Carol Phillips
(signature)
	Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
	Name:	Melanie Werdel
(print)

LESSEE (Continued):	SUMMERVILLE AT LAKELAND, LLC,
a Delaware limited liability company

	By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Carol Phillips
(signature)
	Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
	Name:	Melanie Werdel
(print)

SUMMERVILLE AT ST. AUGUSTINE LLC,
a Delaware limited liability company

	By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Carol Phillips
(signature)
	Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
	Name:	Melanie Werdel
(print)

LESSEE (Continued):	SUMMERVILLE AT OCALA EAST, LLC,
a Delaware limited liability company

	By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Carol Phillips
(signature)
	Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
	Name:	Melanie Werdel
(print)

SUMMERVILLE AT VENICE, LLC,
a Delaware limited liability company

	By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Carol Phillips
(signature)
	Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
	Name:	Melanie Werdel
(print)

LESSEE (Continued):	SUMMERVILLE AT LAKELAND HILLS
ASSOCIATES, L.P.,
a Delaware limited partnership

	By:	Summerville at Lakeland Hills, LLC,
a Delaware limited liability company,
Its General Partner

	By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Carol Phillips
(signature)
	Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
	Name:	Melanie Werdel
(print)

SUMMERVILLE AT IRVING ASSOCIATES, L.P.,
a Delaware limited partnership

	By:	Summerville at Irving, LLC,
a Delaware limited liability company,
Its General Partner

	By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Carol Phillips
(signature)
	Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
	Name:	Melanie Werdel
(print)

LESSEE (Continued):	SUMMERVILLE AT CHESTNUT HILL, LLC,
a Delaware limited liability company

	By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Carol Phillips
(signature)
	Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
	Name:	Melanie Werdel
(print)

SUMMERVILLE 9, LLC,
a Delaware limited liability company

	By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Carol Phillips
(signature)
	Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
	Name:	Melanie Werdel
(print)